ANNUAL REPORT
OCTOBER 31, 2002

Prudential
Global Growth Fund

FUND TYPE
Global stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

(LOGO) Prudential Financial

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Prudential World Fund, Inc.     Prudential Global Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Global Growth Fund's (the Fund) investment objective is long-term growth of capital. The Fund invests primarily in U.S. and foreign stocks, seeking to provide long-term growth of capital. We study cultural, social, and demographic forces looking for growth industries. We try to buy stocks of strong companies in these industries when we believe their earnings growth potential has not been fully priced by local stock markets. Because it invests globally, the Fund is subject to the special risks associated with foreign investments, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration

Expressed as a percentage of
net assets as of 10/31/02
     44.3%  United States
     21.3   Continental Europe
     12.4   United Kingdom
      9.7   Pacific Basin (ex-Japan)
      8.1   Japan
      1.7   Mexico
      2.5   Cash & Equivalents

Geographic concentration is subject
to change.

Ten Largest Holdings

Expressed as a percentage of
net assets as of 10/31/02
     2.9%    USA Interactive, Inc.
             Internet & Catalog Retail
     2.7     TotalFinaElf SA, Ser. B.
             Oil & Gas
     2.6     Citigroup, Inc.
             Diversified Financials
     2.4     Exel PLC
             Air Freight & Couriers
     2.3     Nissan Motor Co., Ltd.
             Automobiles
     2.2     Vodafone Group PLC
             Wireless Communications Services
     2.1     Royal Bank of Scotland Group PLC
             Banks
     2.1     Smith International, Inc.
             Energy Equipment & Services
     2.1     CRA, Ltd.
             Metals & Mining
     2.1     Porsche AG
             Automobiles

Holdings are subject to change.

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                                  www.prudential.com  (800) 225-1852

Annual Report     October 31, 2002

Cumulative Total Returns(1)     As of 10/31/02

                                                            Since
                        One Year  Five Years  Ten Years  Inception(2)
Class A                 -16.52%     -8.34%      90.24%      79.46%
Class B                 -17.10     -11.40       77.84      341.16
Class C                 -17.26     -11.57         N/A       19.73
Class Z                 -16.50      -7.27         N/A       12.95
MSCI World Index(3)     -14.85      -7.69       87.65         ***
Lipper Global
 Funds Avg.(4)          -13.92      -2.28       94.85        ****


Average Annual Total Returns(1)     As of 9/30/02

                                                             Since
                       One Year   Five Years   Ten Years  Inception(2)
Class A                 -23.59%     -6.12%       5.28%       3.56%
Class B                 -24.09      -5.90        5.10        7.97
Class C                 -21.61      -6.00         N/A        1.00
Class Z                 -19.40      -4.93         N/A        0.48

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. (1)Source:
Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
(2)Inception dates: Class A, 1/22/90; Class B, 5/15/84; Class C, 8/1/94; and Class Z, 3/1/96. (3)The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, weighted index of performance of approximately 1,500 securities listed on stock exchanges of Australia, Canada, Europe, the Far East, and the United States. (4)The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year, five-year, ten-year, and since inception periods in the Lipper Global Funds category. Funds in the Lipper Global Funds Average invest at least 25% of their portfolios in securities traded outside the United States and may own U.S.
securities as well. Investors cannot invest directly in an index. The returns for the MSCI World Index and Lipper Average would be lower if they included the effect of sales charges, operating expenses, or taxes. ***MSCI World Index Since Inception returns are 78.61% for
Class A, 520.91% for Class B, 41.49% for Class C, and 15.01% for Class
Z. ****Lipper Average Since Inception returns are 116.79% for Class A, 617.55% for Class B, 51.26% for Class C, and 24.05% for Class Z.

                                                                           1

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(LOGO) Prudential Financial            December 10, 2002

DEAR SHAREHOLDER,
The 12-month period ended October 31, 2002 was disappointing for stock investors. At the beginning of the period in the wake of the terrorist attacks, investors were optimistic as interest-rate reductions in the United States and Europe spurred hopes that the global economy would recover quickly. Signs of greater economic activity encouraged that optimism, and growth stocks performed well. Soon, however, a series of bankruptcies, indictments, earnings disappointments, conflicting economic signs, and the possibility of war with Iraq threw the stock markets into a steep and broadening decline.

The other developed markets of the world held up slightly better than the U.S. market, but all of the major markets suffered substantial losses. The Fund trailed the MSCI World Index and the Lipper Global Funds Average, a measure of its peers' performance, but the margin was small in comparison to the market decline. On the following pages, the Fund's investment adviser describes its strategy and the consequences in this difficult market.

The past two and a half years have been challenging for equity investors. We encourage you to talk with your financial professional about the impact of recent events on your investment plan. We appreciate your continued confidence in Prudential mutual funds through these trying times.


Sincerely,



David R. Odenath, Jr., President
Prudential World Fund, Inc./Prudential Global Growth Fund

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Prudential World Fund, Inc.     Prudential Global Growth Fund

Annual Report     October 31, 2002

INVESTMENT ADVISER'S REPORT

OVERVIEW OF THE INVESTING ENVIRONMENT
As the reporting period began, stock prices were rising. Quick intervention by the Federal Reserve (the Fed) and the U.S. government in the form of monetary stimulus and promises of new spending convinced many investors that the terrorist attacks of September 11, 2001 would do no lasting harm to the U.S. economy and that the global economy's recovery was imminent. The Fund reported a solidly positive return half way through its fiscal year. As the Fund's reporting period progressed, the equity markets were overwhelmed by poor earnings reports, a string of corporate financial scandals, and geopolitical uncertainty. Although most companies in the Fund's portfolio met or exceeded analysts' earnings expectations, their share prices fell in the global share price decline, rebounding slightly in October.

CONSUMER SPENDING REMAINED STRONG
Consumer spending remained strong as lower interest rates unleashed a surge of mortgage refinancing that often put cash in consumers' hands as well as reduced their mortgage payments. Sales incentives in the auto industry kept car sales high. Air travel declined after the terrorist attacks in September 2001, leaving consumers with more to spend on durable goods such as housing and electronics.

Our consumer-oriented stocks performed well. USA Interactive (United States, see Comments on Largest Holdings) sold the bulk of its media assets at a very high price to Vivendi Universal, transforming itself into a cash-rich, leisure-related e-commerce holding company with subsidiaries that include Expedia, TicketMaster, and Hotels.com. The electronic access these companies offer is taking substantial business from their traditional rivals. We believe they can increase their earnings by gaining market share even in a low-growth environment.

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Prudential World Fund, Inc.     Prudential Global Growth Fund

Annual Report     October 31, 2002

Luxury goods company Coach (United States) performed admirably, having successfully overhauled its product line to make it more appealing to the fashion-conscious. We added a position in Porsche (Germany) during this period. We think Porsche's substantial gain was due to its luxury brand niche. It is magnifying the advantage of its brand by introducing the Cayenne sports utility vehicle (SUV). Nissan Motor's turnaround after Renault (which owns 44% of Nissan) installed a new president also added to return. Over the years we have seen specialty retailers take market share away from department stores. Our position in Bed Bath & Beyond (United States) benefited from this trend and the strong housing market throughout the year.

Not all of our consumer-related holdings performed well. For example, Nintendo (Japan) fared poorly. This year, the intense competition with Sony and Microsoft in the gaming system market has kept prices down. A projected downturn in consumer spending also pulled down profit forecasts. Nintendo's strong balance sheet--net cash equal to about half of its market capitalization--indicates that it has the resources to survive and grow. It is in a business that is growing rapidly and where the costs of production are very low. Once game development costs are recovered, profitability is expected to rise rapidly. Recent installation of new top management may produce positive changes as well.

Comcast (United States) is a cable company with strong revenue and earnings growth, but like some other firms in its industry, it took on a lot of debt to expand, and its founding family owns a large stake. Superficially, this profile was similar to the troubled U.S. cable company Adelphia. We believe Comcast's shares fell because of guilt by association, and we continue to hold a position in the company.

WE BENEFITED FROM UNDERWEIGHTING FINANCIALS
The financial sector, which makes up more than a fifth of the MSCI World Index, was pulled down by the poor global equity markets and unusually high insurance claims. Although we had below-Index exposure to this sector,

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                                  www.prudential.com  (800) 225-1852

some of our positions had a significant impact. ING Groep
(Netherlands) and Munich Reinsurance (Germany) were hurt when their investment portfolios suffered from the steep stock market decline. Citigroup (United States, see Comments on Largest Holdings) faced uncertainty about liabilities related to its investment banking activities. Orix (Japan), a large financial services company, had expanded its business model from primarily leasing to making direct loans to consumers and small businesses. It was well regarded by international investors, but domestic investors left the stock because it became expensive relative to other Japanese stocks. There was no change in its business fundamentals, but its share price dropped sharply.

We had gains on several financial firms not exposed to these problems, including Banco Popular Espanol (Spain), RAS Riunione Adriatica di
Sicurta (Italy), Commonwealth Bank of Australia, and Banco Santander
Central Hispano (Spain). Nonetheless, we further reduced our position in the financial sector, eliminating our exposures to Munich Reinsurance and Orix. We expect a low-inflation environment over the next year that is likely to discourage borrowing.

OUR HEALTHCARE AND MATERIALS RESULTS WERE MIXED
Although the healthcare sector has excellent growth prospects fueled by new genetic research methods, information technology applications, and the increasing needs of an aging baby boom generation, this period was shadowed by several adverse Food and Drug Administration (FDA) rulings. The FDA created the impression that new drug approvals would be more difficult to get in the future, so research-related healthcare stocks had a poor year. A new commissioner appointed late in the period may change perceptions about the FDA. Our Wyeth (United States) position also was affected by publicity about a small additional risk from hormone therapy that sharply reduced sales of its Premarin products. In contrast, the Fund had gains on its positions in Pharmacia (United States), which agreed to be acquired by Pfizer (United States), and on the biotechnology company Amgen (United States).

                                                                           5

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Prudential World Fund, Inc.     Prudential Global Growth Fund

Annual Report     October 31, 2002

We found some compelling values in the materials sector. Unlike their behavior in previous recessions, many materials companies held down production and cut costs when demand slowed. We believe they are positioned now to increase profits when the global economy picks up. However, their shares were inexpensive because of the recession and slow economic recovery. We made several opportunistic purchases in the sector, including Rio Tinto (United Kingdom) and International Paper (United States). We sold our holding in Rio Tinto at a profit. During this period, the mining company B.H.P. Billiton (Australia) made the largest positive contribution, and the paper companies made an offsetting detraction. Overall, the sector had a negligible impact on return.

WE HAD GAINS ON ENERGY
Our two largest energy holdings were TotalFinaElf (France, see Comments on Largest Holdings) and the oil services company Smith International (United States). Both are benefiting from the rising interest in energy supplies that would be independent of events in the Middle East. We believe TotalFinaElf is one of the highest-quality diversified oil and gas companies in the world, with strong reserves in West Africa. Its shares held even over the reporting period, a considerably above-market return. Smith International made a positive contribution to return.

TELECOM AND TECHNOLOGY WERE MORIBUND
At the beginning of the Fund's fiscal year, our portfolio was positioned for the broad-based economic recovery we expected in 2002. Vodafone Group (United Kingdom), the largest wireless services supplier in the world, was among the Fund's largest holdings. As the introduction of new services, including color multimedia screens and Internet access, was delayed, Vodafone's shares continued to decline. However, some new technologies are now being introduced in Europe, and we believe Vodafone is well positioned to survive the downturn and lead the upturn. We also held positions in telecommunications companies with dominant shares in smaller

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                                  www.prudential.com  (800) 225-1852

markets--China Mobile (China), Telecom Italia (Italy), and Telefonos de Mexico (Mexico)--which had positive or above-average returns over the period. Our holdings in the telecommunications services sector, although they declined considerably, substantially outperformed the corresponding sector of the MSCI World Index.

We began the fiscal year with a slight overweight in technology compared with the Index. As evidence of a recovery in business spending failed to materialize, we trimmed our technology positions to a small underweight. Slower sales at a time when hardware and software manufacturers had excess capacity led to widespread discounting of technology goods. In addition, many firms cut information technology spending while they focused on integrating equipment they had bought during the boom years. Maxim Integrated Products (United States) and Taiwan Semiconductor Manufacturing (Taiwan) were among the larger detractors from return. Maxim uses proprietary technology for chips that convert analog signals to digital. We expect companies that make such special-purpose chips to lead the semiconductor industry's recovery, when it comes, as they have led past recoveries. Taiwan Semiconductor is among the most efficient foundries (chip factories) in the world.

IT WAS A BAD YEAR FOR COMPLICATED COMPANIES
The conglomerate Tyco International grew through numerous acquisitions, resulting in complicated financial reports. In the sensitive environment after Enron Corporation's much publicized bankruptcy, reporting and corporate governance issues arose about Tyco, and investors began to mistrust any large company with a similarly complicated history. As Tyco's accounting issues continued to trickle out, they exacerbated investors' concern about difficult financial statements.

The Fund had a position in Tyco because we were impressed by what appeared to be the quality of some of its major subsidiaries, such as

                                                                           7

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Prudential World Fund, Inc.     Prudential Global Growth Fund

Annual Report     October 31, 2002

security and medical services. We sold the position at a small loss when early warning signs began to appear, avoiding most of its decline. However, several of the Fund's other holdings, including ING Groep, Citigroup (United States), and General Electric (United
States), also had grown through a long series of acquisitions and were hurt by the suspicious climate.

Omnicom Group (United States), the world's third largest advertising conglomerate, was a large detractor from return. It was accused of employing questionable accounting practices to sustain reported earnings in a poor advertising environment. Omnicom's fuller financial disclosure and a clean, independent audit appear to have put investors' fears to rest--its share price bottomed on June 27, 2002. The recent expansion of the company's credit lines by its banks has also helped its price recovery. We continue to hold Omnicom, although our position is smaller than before.

The media conglomerate AOL Time Warner, another large firm created by a series of mergers and acquisitions, had problems that appeared to be related to integrating its parts. Then accounting issues that affected the earnings AOL reported before its acquisition of Time Warner raised further questions about how profitable the corporation could be. We sold our position, but not before it became the largest single detractor from return.

LOOKING AHEAD
Though October saw a broad-based rally in the major equity markets (except Japan), we have not seen any material changes to economic trends. The United States and Europe are continuing to experience sluggish growth. Lackluster demand from the West is hurting the export-driven Southeast Asian economies. Although growth is sluggish, we believe a recovery is under way, albeit one that is very different from the torrent of pent-up consumer demand in a typical business cycle. We believe the recovery will be gradual, with inflation staying close to zero over its course. Muted inflation can be a

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double-edged sword. On one hand it protects the real value of assets--
physical, financial, and intellectual. On the other it robs corporations of pricing power for their products, resulting in diminished revenue growth and narrow profit margins.

In this environment, companies will be able to make significant revenue and profit gains only by expanding the number of units that they sell. This is easiest to do in emerging economies. In mature economies like the United States and Europe, growth must come either from having unique and desirable products or services or from winning market share from competitors. As a result, we have focused the Fund's portfolio more closely on market share leaders, as well as on specific areas like discount retailing or Internet commerce that we think have superior potential. In addition, we have increased our exposure to emerging Asian economies. We've done this directly through Hong Kong-based owners of Chinese assets like container terminal operator Cosco Pacific. We've also done it indirectly through suppliers of industrial raw materials to the region, such as Rio Tinto Limited and BHP Billiton, as well as through investments in China's major Pacific trading partners, such as Korea.

For the moment, we see no need to have significant exposure to providers of large capital projects to business. But we are monitoring this area closely since we think that business profits are on the rise again. Business spending is one area where we can see pent-up demand driving a short-term increase in spending at some point, but not until cost cutting abates and corporate revenues begin to expand once more.

Prudential Global Growth Fund Management Team

                                                                           9

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Prudential World Fund, Inc.     Prudential Global Growth Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 10/31/02

2.9%  USA Interactive, Inc./Internet & Catalog Retail
      USA Interactive has large ownership stakes in Home Shopping
      Network, Ticketmaster, Expedia, and the CitySearch online guides, as well as other Internet-based businesses. In May 2002, it sold its cable properties to Vivendi Universal, tightening its focus on Internet sales. It is growing by acquiring other online commerce enterprises. We expect strong growth in online commerce, specifically travel, ticketing, and shopping.

2.7%  TotalFinaElf SA, Ser. B/Oil & Gas
      France's largest oil company, TotalFinaElf trades and transports both crude oil and finished products in more than 100 countries, and operates 20,000 service stations primarily in Europe and Africa. Cost savings from the Elf merger have been achieved earlier than expected, and more are anticipated. Its shares are the lowest priced of the major oil companies, while its profit growth prospects are above average.

2.6%  Citigroup, Inc./Diversified Financials
      Citigroup is the leading financial services company in the United States. The firm is widely diversified, and its individual components-- the product of a long series of mergers and acquisitions--have been well integrated. It is among a small number of dominant global investment banks.

2.4%  Exel PLC/Air Freight & Couriers
      Exel, a U.K. company, is a world leader in freight (logistics).
      Its prospects are linked to the growth of world trade. It is very good at arranging flexible flows of materials into and out of a production process, and many firms outsource their logistics management to Exel.

2.3%  Nissan Motor Co., Ltd./Automobiles
      Nissan Motor, a global automobile company, is in the second phase of one of the more successful turnarounds in Japan. The first phase was controlling costs. It is using some of its now solid cash flow to reduce debt. The second phase is increasing revenue growth by introducing new models, 10 of which are expected in the next 12 months. The first models from its new design team won excellent reviews, and their sales are taking market share. We expect further growth in revenues and profits.

      Holdings are subject to change.

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       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2002

Shares       Description                                          Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.5%
Common Stocks  95.4%
-------------------------------------------------------------------------------------
Australia  3.7%
 1,011,331   BHP Billition Ltd.                                   $      5,439,117
   395,615   CRA, Ltd.(a)                                                7,015,439
                                                                  ----------------
                                                                        12,454,556
-------------------------------------------------------------------------------------
Denmark  0.8%
    61,500   Carlsberg A/S, Class B                                      2,884,691
-------------------------------------------------------------------------------------
Finland  1.6%
   311,860   Nokia Oyj                                                   5,296,603
-------------------------------------------------------------------------------------
France  5.4%
   234,147   Air France                                                  2,747,771
   210,500   Credit Agricole SA                                          3,443,783
   161,300   Thomson Multimedia(a)                                       2,972,723
    66,313   TotalFinaElf SA, Ser. B                                     9,134,809
                                                                  ----------------
                                                                        18,299,086
-------------------------------------------------------------------------------------
Germany  1.5%
   139,920   Deutsche Boerse AG                                          5,047,922
-------------------------------------------------------------------------------------
Hong Kong  3.5%
   331,500   BYD Co., Ltd.(a)                                              677,953
 5,591,100   China Merchants Holdings                                    3,871,206
 6,508,000   Cosco Pacific, Ltd.                                         5,215,342
 2,280,000   Li & Fung, Ltd.                                             2,251,027
                                                                  ----------------
                                                                        12,015,528
-------------------------------------------------------------------------------------
Italy  4.3%
   493,963   Riunione Adriatica di Sicurta SpA(b)                        6,153,876
   750,600   Telecom Italia SpA(b)                                       5,961,514
    81,247   Tod's SpA                                                   2,474,955
                                                                  ----------------
                                                                        14,590,345

    See Notes to Financial Statements                                     11

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       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares       Description                                          Value (Note 1)
----------------------------------------------------------------------------------------
Japan  8.1%
 1,103,000   Mitsubishi Corp.                                     $      6,887,779
    37,700   Nintendo Co., Ltd.                                          3,631,329
    19,540   Nippon Television Network Corp.                             3,174,095
   997,100   Nissan Motor Co., Ltd.                                      7,658,974
    36,400   Oriental Land Co., Ltd.                                     2,091,782
   136,300   Sohgo Security Services Co., Ltd.                           1,821,322
   752,700   Tokyo Gas Co., Ltd.                                         2,199,618
                                                                  ----------------
                                                                        27,464,899
-------------------------------------------------------------------------------------
Mexico  1.7%
 7,540,600   Grupo Financiero BBVA Bancomer, SA de CV, Ser.
              B(a)                                                       5,942,909
-------------------------------------------------------------------------------------
Netherlands  1.6%
    44,000   Heineken NV                                                 1,767,793
   219,500   ING Groep NV                                                3,671,452
                                                                  ----------------
                                                                         5,439,245
-------------------------------------------------------------------------------------
South Korea  0.9%
    10,600   Samsung Electronics Co., Ltd.                               3,001,327
-------------------------------------------------------------------------------------
Spain  3.0%
   152,541   Banco Popular Espanol SA                                    6,531,997
   396,924   Telefonica SA(a)(b)                                         3,765,707
                                                                  ----------------
                                                                        10,297,704
-------------------------------------------------------------------------------------
Switzerland  1.0%
     6,282   Serono SA                                                   3,506,573
-------------------------------------------------------------------------------------
Taiwan  1.6%
 4,205,000   Taiwan Semiconductor Manufacturing Co., Ltd.(a)             5,626,201
-------------------------------------------------------------------------------------
United Kingdom  12.4%
   743,720   Brambles Industries, Ltd.                                   2,443,454
   433,900   Bunzl PLC                                                   3,088,706
   795,999   Exel PLC                                                    8,181,885
 1,006,369   GKN PLC                                                     3,487,438
   488,500   Michael Page International PLC                                886,539

    12                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares       Description                                          Value (Note 1)
----------------------------------------------------------------------------------------
   305,200   Royal Bank Scotland Group PLC                        $      7,181,379
 2,735,700   Signet Group PLC                                            3,809,201
 1,330,600   Tesco PLC                                                   4,127,016
 4,721,576   Vodafone Group PLC                                          7,590,044
   382,400   William Hill PLC                                            1,293,747
                                                                  ----------------
                                                                        42,089,409
-------------------------------------------------------------------------------------
United States  44.3%
    36,500   American International Group, Inc.                          2,283,075
   141,900   Amgen, Inc.(a)                                              6,606,864
   181,300   Applied Materials, Inc.(a)                                  2,724,939
    68,900   Baxter International, Inc.                                  1,723,878
   146,900   Bed Bath & Beyond, Inc.(a)                                  5,209,074
   143,300   BJ Services Co.(a)                                          4,346,289
   110,900   Boise Cascade Corp.                                         2,638,311
   150,360   Charter One Financial, Inc.                                 4,552,901
   268,600   Cisco Systems, Inc.(a)                                      3,002,948
   235,783   Citigroup, Inc.                                             8,712,182
   160,700   Coach, Inc.(a)                                              4,780,825
   169,000   Comcast Corp.(a)(b)                                         3,888,690
    51,900   Everest Re Group, Ltd.                                      3,011,238
    54,000   Expedia, Inc., Class A(a)(b)                                3,653,640
    77,400   Goldman Sachs Group, Inc.(b)                                5,541,840
    42,100   Hotels.com, Class A(a)(b)                                   2,624,514
   135,900   International Paper Co.                                     4,746,987
   118,800   MedImmune, Inc.(a)                                          3,035,340
   125,300   Microsoft Corp.(a)                                          6,699,791
    67,700   Omnicom Group, Inc.                                         3,901,551
   141,100   Pfizer, Inc.                                                4,482,747
   149,000   Pharmacia Corp.                                             6,407,000
   172,100   Silicon Laboratories, Inc.(a)(b)                            3,664,009
   229,100   Smith International, Inc.(a)                                7,161,666
   114,200   Starbucks Corp.(a)                                          2,722,528
   196,700   Target Corp.                                                5,924,604
   200,400   Telefonos de Mexico SA de CV, Ser. L, (ADR)(b)              6,112,200
   222,400   Texas Instruments, Inc.                                     3,527,264
   119,600   Univision Communications, Inc., Class A(a)                  3,098,836

    See Notes to Financial Statements                                     13

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares       Description                                          Value (Note 1)
----------------------------------------------------------------------------------------
   388,050   USA Interactive, Inc.(a)(b)                          $      9,833,187
    38,300   Viacom, Inc., Class B(a)(b)                                 1,708,563
    94,800   Wal-Mart Stores, Inc.                                       5,076,540
    81,700   Weatherford International, Ltd.(a)                          3,271,268
   107,800   Wyeth                                                       3,611,300
                                                                  ----------------
                                                                       150,286,589
                                                                  ----------------
             Total common stocks (cost $327,762,975)                   324,243,587
                                                                  ----------------
Preferred Stock  2.1%
-------------------------------------------------------------------------------------
Germany
    14,542   Porsche AG (cost $6,096,446)                                6,977,367
                                                                  ----------------
             Total long-term investments (cost $333,859,421)           331,220,954
                                                                  ----------------
SHORT-TERM INVESTMENTS  13.0%
Principal
Amount
(000)
----------------------------------------------------------------------------------
Commercial Paper  0.9%
$    3,000   Elsevier Finance SA(c)
              1.98%, 11/26/02
              (cost $2,995,875)                                          2,995,875
Shares
(000)
----------------------------------------------------------------------------------
Mutual Fund  12.1%
    41,092   Prudential Core Investment Fund - Taxable Money
              Market Series(c)
              (cost $41,092,125)                                        41,092,125
                                                                  ----------------
             Total short-term investments (cost $44,088,000)            44,088,000
                                                                  ----------------
             Total Investments  110.5%
              (cost $377,947,421; Note 5)                              375,308,954
             Liabilities in excess of other assets  (10.5%)            (35,595,515)
                                                                  ----------------
             Net Assets 100%                                      $    339,713,439
                                                                  ----------------
                                                                  ----------------

    14                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

(a) Non-income producing security.
(b) Security or portion thereof on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
The following abbreviations are used in portfolio descriptions:
ADR--American Depositary Receipt.
AG--Aktiengesellschaft (German Stock Company).
A/S--Aktieselskap (Danish Stock Company).
NV--Naamloze Vennootschap (Dutch Corporation).
Oyj--Osakehtio (Finnish Corporation).
PLC--Public Limited Company (British Corporation).
SA--Sociedad Anonime (Spanish Corporation) or Societe Anonyme (French Corporation).
SpA--Societe per Azione (Italian Corporation).

    See Notes to Financial Statements                                     15

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

The industry classification of portfolio holdings and other assets (net) shown as a percentage of net assets as of October 31, 2002 was as follows:

Cash and Other Equivalents                                                13.0%
Banks                                                                      8.1
Diversified Financials                                                     6.8
Semiconductor Equipment & Products                                         5.5
Diversified Telecommunication Services                                     4.7
Media                                                                      4.6
Energy Equipment & Services                                                4.4
Automobiles                                                                4.3
Pharmaceuticals                                                            4.3
Biotechnology                                                              3.9
Metals & Mining                                                            3.7
Insurance                                                                  3.4
Multiline Retail                                                           3.2
Internet & Catalog Retail                                                  2.9
Oil & Gas                                                                  2.7
Specialty Retail                                                           2.7
Air Freight & Couriers                                                     2.4
Commercial Services & Supplies                                             2.4
Communications Equipment                                                   2.4
Paper & Forest Products                                                    2.2
Wireless Telecommunication Services                                        2.2
Textiles & Apparel                                                         2.1
Software                                                                   2.0
Trading Companies & Distributors                                           2.0
Household Durables                                                         1.9
Internet Software & Services                                               1.9
Hotels, Restaurants & Leisure                                              1.8
Transportation Infrastructure                                              1.5
Beverages                                                                  1.4
Industrial Conglomerates                                                   1.3
Food & Drug Retailing                                                      1.2
Auto Components                                                            1.0
Airlines                                                                   0.8
Distribution/Wholesale                                                     0.7
Gas Utilities                                                              0.6
Healthcare Equipment & Supplies                                            0.5
                                                                         -----
                                                                         110.5
Liabilities in excess of other assets                                    (10.5)
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    16                                     See Notes to Financial Statements

                       This page intentionally left blank

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Assets and Liabilities

                                                                  October 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments at value, including collateral for securities on
   loan of $42,344,880 (cost $377,947,421)                         $  375,308,954
Foreign currency, at value (cost $7,386,822)                            7,439,345
Receivable for investments sold                                         5,030,288
Receivable for Series shares sold                                         263,019
Dividends and interest receivable                                         243,715
Foreign tax reclaim receivable                                            199,201
Receivable for securities lending income                                   55,032
Other assets                                                               13,680
                                                                  ----------------
      Total assets                                                    388,553,234
                                                                  ----------------
LIABILITIES
Payable to custodian                                                       79,823
Payable to broker for collateral for securities on loan                42,344,880
Payable for Series shares reacquired                                    2,998,852
Payable for investments purchased                                       2,667,550
Accrued expenses                                                          382,519
Management fee payable                                                    209,810
Distribution fee payable                                                   95,671
Securities lending rebate payable                                          39,164
Withholding taxes payable                                                  21,526
                                                                  ----------------
      Total liabilities                                                48,839,795
                                                                  ----------------
NET ASSETS                                                         $  339,713,439
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                            $      340,381
   Paid-in capital in excess of par                                   512,414,402
                                                                  ----------------
                                                                      512,754,783
   Accumulated net realized loss on investments and foreign
      currency transactions                                          (170,447,364)
   Net unrealized depreciation on investments and foreign
      currencies                                                       (2,593,980)
                                                                  ----------------
Net assets, October 31, 2002                                       $  339,713,439
                                                                  ----------------
                                                                  ----------------

    18                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($223,191,485
      / 21,867,516 shares of common stock issued and
      outstanding)                                                         $10.21
   Maximum sales charge (5% of offering price)                                .54
                                                                  ----------------
   Maximum offering price to public                                        $10.75
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($70,804,314 / 7,607,324 shares of common stock
      issued and outstanding)                                               $9.31
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share ($12,489,821
      / 1,343,286 shares of common stock issued and
      outstanding)                                                          $9.30
   Sales charge (1% of offering price)                                        .09
                                                                  ----------------
   Offering price to public                                                 $9.39
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($33,227,819 / 3,220,023 shares of common stock
      issued and outstanding)                                              $10.32
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     19

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  October 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $299,028)         $  5,193,443
   Interest                                                              136,555
   Income from securities lending (net)                                  423,180
                                                                  ----------------
      Total income                                                     5,753,178
                                                                  ----------------
Expenses
   Management fee                                                      3,366,801
   Distribution fee--Class A                                             710,116
   Distribution fee--Class B                                             862,171
   Distribution fee--Class C                                             148,967
   Transfer agent's fees and expenses                                  1,310,000
   Reports to shareholders                                               300,000
   Custodian's fees and expenses                                         290,000
   Registration fees                                                      65,000
   Audit fees                                                             39,000
   Legal fees                                                             35,000
   Directors' fees                                                        11,000
   Miscellaneous                                                          10,556
                                                                  ----------------
      Total operating expenses                                         7,148,611
                                                                  ----------------
   Loan interest expense (Note 8)                                          1,284
                                                                  ----------------
      Total expenses                                                   7,149,895
                                                                  ----------------
Net investment loss                                                   (1,396,717)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments                                                       (72,972,599)
   Swaps                                                              (1,810,798)
   Foreign currency transactions                                         227,914
                                                                  ----------------
                                                                     (74,555,483)
                                                                  ----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                         3,262,723
   Swaps                                                                 288,494
   Foreign currencies                                                     96,470
                                                                  ----------------
                                                                       3,647,687
                                                                  ----------------
Net loss on investments and foreign currencies                       (70,907,796)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(72,304,513)
                                                                  ----------------
                                                                  ----------------

    20                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Changes in Net Assets

                                                       Year Ended October 31,
                                                  ---------------------------------
                                                        2002              2001
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                             $   (1,396,717)    $    (869,668)
   Net realized loss on investments and foreign
      currency transactions                           (74,555,483)      (86,936,446)
   Net change in unrealized
      appreciation/depreciation on investments
      and foreign currencies                            3,647,687      (144,415,225)
                                                  ----------------    -------------
   Net decrease in net assets resulting from
      operations                                      (72,304,513)     (232,221,339)
                                                  ----------------    -------------
Distributions from net realized capital gains
(Note 1)
      Class A                                                  --       (59,503,575)
      Class B                                                  --       (47,086,145)
      Class C                                                  --        (3,321,312)
      Class Z                                                  --       (10,653,081)
                                                  ----------------    -------------
                                                               --      (120,564,113)
                                                  ----------------    -------------
Series share transactions (net of share
   conversions) (Note 6)
   Proceeds from shares sold/converted(a)              87,551,827       266,971,242
   Net asset value of shares issued in
      reinvestment of distributions                            --       115,786,937
   Cost of shares reacquired/converted               (169,079,854)     (314,047,127)
                                                  ----------------    -------------
Net increase (decrease) in net assets from
   Series share transactions                          (81,528,027)       68,711,052
                                                  ----------------    -------------
Total decrease                                       (153,832,540)     (284,074,400)
NET ASSETS
Beginning of year                                     493,545,979       777,620,379
                                                  ----------------    -------------
End of year                                        $  339,713,439     $ 493,545,979
                                                  ----------------    -------------
                                                  ----------------    -------------

------------------------------
(a) For the year ended October 31, 2001, includes $51,126,220 for shares issued in connection with the acquisition of Prudential Global Genesis Fund, Inc.

    See Notes to Financial Statements                                     21

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements

      Prudential World Fund, Inc. is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Prudential Global Growth Fund (the 'Series'), Prudential International Value Fund and Prudential Jennison International Growth Fund. The financial statements of the other series are not presented herein. The investment objective of the Series is to seek long-term capital growth, with income as a secondary objective, by investing in a diversified portfolio of securities consisting of marketable securities of U.S. and non-U.S. issuers.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities traded on a securities exchange
(whether domestic or foreign) or NASDAQ National Market System securities are valued at the last sales price on such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the manager, in consultation with Jennison Associates LLC ('Jennison' or 'Subadviser') to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgment of the manager and Subadviser, able to produce prices which are representative of market value. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee and Board of Directors in consultation with the manager or Subadviser.

      Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

      Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Series' policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Series are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the year, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.

      Foreign security and currency transaction depreciation and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate.

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Swaps:    A swap is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on swaps. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Series' basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Series may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. At October 31, 2002 there were no outstanding swap transactions.

      Forward currency contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income or loss, other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Securities Lending:    The Series may lend its portfolio securities to
qualified institutions. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Series recognizes income, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends on the securities loaned and recognizes any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to a subadvisory agreement between PI and Jennison, Jennison furnishes investment advisory services in connection with the management of the Series. Under the subadvisory agreement, Jennison, subject to the supervision of PI, is responsible for managing the assets of the Series in accordance with its investment objective and policies. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Series bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .75% of the Series' average daily net assets.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Series.

      Pursuant to the Class A Plan, the Series compensates PIMS with respect to Class A shares, for distribution-related activities at an annual rate of up to ..30 of 1% of the average daily net assets of the Class A shares. Pursuant to the Class B and C Plans, the Series compensates PIMS for distribution-related activities at the annual rate of .75 of 1% of the average daily net assets of Class B shares up to the level of average daily net assets as of February 26, 1986, plus 1% of the average daily net assets in excess of such level of the Class B shares, and 1% of average daily net assets of Class C shares. Payments made pursuant to the Plans were .25 of 1%, .79 of 1% and 1% of the average daily net assets of Class A, B and C shares, respectively, for the year ended October 31, 2002.

      PIMS has advised the Series that for the year ended October 31, 2002, it received approximately $55,600 and $3,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that during the year ended October 31, 2002, it received approximately $136,900 and $13,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PI, PIMS and Jennison are indirect, wholly owned subsidiaries of Prudential Financial, Inc. ('Prudential').

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent and during the year ended October 31, 2002, the Series incurred fees of approximately $1,035,800 for the services of PMFS. As of October 31, 2002, approximately $84,600 of such fees were due to PMFS.

      The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $102,600 in total networking fees, of which the amount paid to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $98,800 for the year ended October 31, 2002. As of October 31, 2002, approximately $7,000 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

      PSI is the securities lending agent for the Series. For the year ended October 31, 2002, PSI has been compensated approximately $141,000 for these services of which approximately $5,300 is payable at year-end.

      The Series invests in the Taxable Money Market Series (the 'Fund'), a portfolio of Prudential Core investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Fund is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended October 31, 2002, the Series earned income from the Taxable Money Market Series of approximately $187,000 and $148,000 by investing its excess cash and collateral received from securities lending, respectively.

      Included in the realized gain/loss on investments, in the Statement of Operations, for the year ended October 31, 2002, is an amount of approximately $47,500, reimbursed by the Subadviser in connection with a security trading error.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2002 aggregate $277,004,349 and $321,316,247, respectively.

      As of October 31, 2002, the Series had securities on loan with an aggregate market value of $33,678,353. The Series received $42,344,880 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with Series' securities lending procedures.

Note 5. Tax Information
In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended October 31, 2002, the adjustments were to increase accumulated net realized loss by $463,991, increase undistributed net investment income by $1,411,793, and decrease paid-in-capital in excess of par by $947,802 due to the reclassification of net foreign currency gains and a net operating loss. Net investment income, net realized gains and net assets were not affected by this change.

      As of October 31, 2002, the Series had no distributable earnings on a tax basis.

      For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2002, of approximately $168,826,700, of which $95,156,900

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

expires in 2009 and $73,669,800 expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

      The United States federal income tax basis of the Series' investments and the net unrealized depreciation as of October 31, 2002 were as follows:

                                                   Other Costs      Total Net
                                                      Basis         Unrealized
 Tax Basis       Appreciation     Depreciation     Adjustments     Depreciation
------------     ------------     ------------     -----------     ------------
$379,568,062     $ 36,878,320     $(41,137,428)      $44,487       $ (4,214,621)

      The difference between book basis and tax basis is primarily attributable to the wash sales and other costs basis adjustments.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                      Shares          Amount
--------------------------------------------------------  ------------    -------------
Year ended October 31, 2002:
Shares sold                                                  4,346,549    $  52,196,038
Shares issued in reinvestment of distributions                      --               --
Shares reacquired                                           (9,029,142)    (107,379,582)
                                                          ------------    -------------
Net decrease in shares outstanding before conversion        (4,682,593)     (55,183,544)
Shares issued upon conversion from Class B                   1,634,990       19,966,253
                                                          ------------    -------------
Net decrease in shares outstanding                          (3,047,603)   $ (35,217,291)
                                                          ------------    -------------
                                                          ------------    -------------

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

Class A                                                      Shares          Amount
--------------------------------------------------------  ------------    -------------
Year ended October 31, 2001:
Shares sold                                                  8,793,776    $ 140,774,150
Shares issued in connection with the acquisition of
  Prudential Global Genesis Fund, Inc. (Note 7)              2,093,690       32,213,007
Shares issued in reinvestment of distributions               3,557,376       56,668,993
Shares reacquired                                          (12,618,945)    (199,277,767)
                                                          ------------    -------------
Net increase in shares outstanding before conversion         1,825,897       30,378,383
Shares issued upon conversion from Class B                   4,500,649       68,939,101
                                                          ------------    -------------
Net increase in shares outstanding                           6,326,546    $  99,317,484
                                                          ------------    -------------
                                                          ------------    -------------
Class B
--------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                    990,875    $  11,070,227
Shares issued in reinvestment of distributions                      --               --
Shares reacquired                                           (3,194,031)     (33,784,498)
                                                          ------------    -------------
Net decrease in shares outstanding before conversion        (2,203,156)     (22,714,271)
Shares reacquired upon conversion into Class A              (1,787,584)     (19,966,253)
                                                          ------------    -------------
Net decrease in shares outstanding                          (3,990,740)   $ (42,680,524)
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 2001:
Shares sold                                                  2,248,060    $  33,416,068
Shares issued in connection with the acquisition of
  Prudential Global Genesis Fund, Inc. (Note 7)              1,213,853       17,195,929
Shares issued in reinvestment of distributions               3,072,451       45,195,761
Shares reacquired                                           (4,468,939)     (64,456,300)
                                                          ------------    -------------
Net increase in shares outstanding before conversion         2,065,425       31,351,458
Shares reacquired upon conversion into Class A              (4,884,791)     (68,939,101)
                                                          ------------    -------------
Net decrease in shares outstanding                          (2,819,366)   $ (37,587,643)
                                                          ------------    -------------
                                                          ------------    -------------
Class C
--------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                    694,302    $   7,308,297
Shares issued in reinvestment of distributions                      --               --
Shares reacquired                                             (774,969)      (8,266,673)
                                                          ------------    -------------
Net decrease in shares outstanding                             (80,667)   $    (958,376)
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 2001:
Shares sold                                                    972,551    $  14,093,644
Shares issued in connection with the acquisition of
  Prudential Global Genesis Fund, Inc. (Note 7)                 86,707        1,228,211
Shares issued in reinvestment of distributions                 223,342        3,283,128
Shares reacquired                                             (927,762)     (13,707,076)
                                                          ------------    -------------
Net increase in shares outstanding                             354,838    $   4,897,907
                                                          ------------    -------------
                                                          ------------    -------------
Class Z
--------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                  1,442,935    $  16,977,265
Shares issued in reinvestment of distributions                      --               --
Shares reacquired                                           (1,667,949)     (19,649,101)
                                                          ------------    -------------
Net decrease in shares outstanding                            (225,014)   $  (2,671,836)
                                                          ------------    -------------
                                                          ------------    -------------

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

Class Z                                                      Shares          Amount
--------------------------------------------------------  ------------    -------------
Year ended October 31, 2001:
Shares sold                                                  1,818,547    $  27,561,160
Shares issued in connection with the acquisition of
  Prudential Global Genesis Fund, Inc. (Note 7)                 31,533          489,073
Shares issued in reinvestment of distributions                 663,696       10,639,055
Shares reacquired                                           (2,374,929)     (36,605,984)
                                                          ------------    -------------
Net increase in shares outstanding                             138,847    $   2,083,304
                                                          ------------    -------------
                                                          ------------    -------------


Note 7. Acquisition of Prudential Global Genesis Fund, Inc.
On May 30, 2001, the Series acquired all the net assets of Prudential Global Genesis Fund, Inc., pursuant to a plan of reorganization approved by Prudential Global Genesis Fund, Inc.'s shareholders on May 22, 2001.

      The acquisition was accomplished by a tax-free exchange of the following shares:

                     Prudential Global
                    Genesis Fund, Inc.      Series Shares
                      Shares Redeemed           Issued            Value
                    -------------------     --------------     -----------
Class A                   2,594,354            2,093,690       $32,213,007
Class B                   1,556,898            1,213,853        17,195,929
Class C                     111,211               86,707         1,228,211
Class Z                      38,571               31,533           489,073

      Prudential Global Genesis Fund, Inc.'s net assets at that date $51,126,220 including $3,031,782 of unrealized depreciation, were combined with those of the Series. The aggregate net assets of the Series and Prudential Global Genesis Fund, Inc., immediately before the merger were $613,107,091 and $51,126,220, respectively.

Note 8. Borrowing
      The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended October 31, 2002, the amounts of the commitment were as follows: $930 million from November 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003.

      The Series utilized the line of credit during the year ended October 31, 2002. The average daily balance for the six days the Series had debt outstanding during the period was approximately $2,607,500 at a weighted average interest rate of approximately 2.95%.

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights

                                                                      Class A
                                                                -------------------
                                                                    Year Ended
                                                                 October 31, 2002
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year                                   $   12.23
                                                                    ----------
Income from investment operations
Net investment income (loss)                                              (.01)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (2.01)
                                                                    ----------
      Total from investment operations                                   (2.02)
                                                                    ----------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                               --
                                                                    ----------
      Total distributions                                                   --
                                                                    ----------
Net asset value, end of year                                         $   10.21
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b):                                                        (16.52)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 223,191
Average net assets (000)                                             $ 284,046
Ratios to average net assets:
   Expenses, including distribution and service (12b-1
      fees)(c)                                                            1.46%
   Expenses, excluding distribution and service (12b-1
      fees)                                                               1.21%
   Net investment income (loss)                                           (.18)%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  67%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) The distributor of the Series has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average net assets of the Class A shares.

    32                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  21.35             $  21.19             $  16.16             $  17.27
----------------     ----------------     ----------------     ----------------
         .01                 (.09)                (.05)                (.02)
       (5.83)                2.25                 5.82                  .82
----------------     ----------------     ----------------     ----------------
       (5.82)                2.16                 5.77                  .80
----------------     ----------------     ----------------     ----------------
          --                 (.19)                (.14)                (.11)
       (3.30)               (1.81)                (.60)               (1.80)
----------------     ----------------     ----------------     ----------------
       (3.30)               (2.00)                (.74)               (1.91)
----------------     ----------------     ----------------     ----------------
    $  12.23             $  21.35             $  21.19             $  16.16
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (30.87)%               9.80%               36.83%                5.71%
    $304,777             $396,870             $339,620             $251,018
    $353,879             $415,035             $298,009             $260,774
        1.37%                1.27%                1.32%                1.38%
        1.12%                1.02%                1.07%                1.13%
         .06%                (.38)%               (.27)%               (.14)%
          72%                  82%                  59%                  61%


    See Notes to Financial Statements                                     33

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                                                      Class B
                                                                -------------------
                                                                    Year Ended
                                                                 October 31, 2002
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year                                   $   11.23
                                                                    ----------
Income from investment operations
Net investment loss                                                       (.08)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (1.84)
                                                                    ----------
      Total from investment operations                                   (1.92)
                                                                    ----------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                               --
                                                                    ----------
      Total distributions                                                   --
                                                                    ----------
Net asset value, end of year                                         $    9.31
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b):                                                        (17.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $  70,804
Average net assets (000)                                             $ 109,004
Ratios to average net assets:
   Expenses, including distribution and service (12b-1
      fees)                                                               2.00%
   Expenses, excluding distribution and service (12b-1
      fees)                                                               1.21%
   Net investment loss                                                    (.73)%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    34                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  20.00             $  19.98             $  15.26             $  16.42
----------------     ----------------     ----------------     ----------------
        (.08)                (.24)                (.17)                (.13)
       (5.39)                2.12                 5.51                  .78
----------------     ----------------     ----------------     ----------------
       (5.47)                1.88                 5.34                  .65
----------------     ----------------     ----------------     ----------------
          --                 (.05)                (.02)                (.01)
       (3.30)               (1.81)                (.60)               (1.80)
----------------     ----------------     ----------------     ----------------
       (3.30)               (1.86)                (.62)               (1.81)
----------------     ----------------     ----------------     ----------------
    $  11.23             $  20.00             $  19.98             $  15.26
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (31.27)%               8.94%               36.00%                4.95%
    $130,201             $288,418             $310,458             $274,248
    $195,461             $355,100             $297,322             $312,569
        2.00%                1.96%                1.99%                2.06%
        1.12%                1.02%                1.07%                1.13%
        (.58)%              (1.07)%               (.96)%               (.82)%

    See Notes to Financial Statements                                     35

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                                                      Class C
                                                                -------------------
                                                                    Year Ended
                                                                 October 31, 2002
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year                                    $ 11.24
                                                                     --------
Income from investment operations
Net investment income loss                                               (.10)
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions                                         (1.84)
                                                                     --------
      Total from investment operations                                  (1.94)
                                                                     --------
Less distributions
Distributions in excess of net investment income                           --
Distributions from net realized capital gains                              --
                                                                     --------
      Total distributions                                                  --
                                                                     --------
Net asset value, end of year                                          $  9.30
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                       (17.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $12,490
Average net assets (000)                                              $14,897
Ratios to average net assets:
   Expenses, including distribution and service (12b-1
      fees)                                                              2.21%
   Expenses, excluding distribution and service (12b-1
      fees)                                                              1.21%
   Net investment loss                                                   (.92)%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Distribution in excess of net investment income was $.001.

    36                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  19.99             $  19.97             $  15.25             $  16.41
    --------             --------             --------             --------
        (.09)                (.24)                (.18)                (.14)
       (5.36)                2.11                 5.51                  .78
    --------             --------             --------             --------
       (5.45)                1.87                 5.33                  .64
    --------             --------             --------             --------
          --                 (.04)                (.01)                  --(c)
       (3.30)               (1.81)                (.60)               (1.80)
    --------             --------             --------             --------
       (3.30)               (1.85)                (.61)               (1.80)
    --------             --------             --------             --------
    $  11.24             $  19.99             $  19.97             $  15.25
    --------             --------             --------             --------
    --------             --------             --------             --------
      (31.17)%               8.89%               35.94%                4.90%
    $ 16,006             $ 21,377             $ 14,184             $ 10,698
    $ 18,330             $ 18,886             $ 11,866             $ 10,286
        2.12%                2.02%                2.07%                2.13%
        1.12%                1.02%                1.07%                1.13%
        (.68)%              (1.11)%              (1.02)%               (.90)%

    See Notes to Financial Statements                                     37

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                -------------------
                                                                    Year Ended
                                                                 October 31, 2002
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year                                    $ 12.35
                                                                     --------
Income from investment operations
Net investment income (loss)                                              .01
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (2.04)
                                                                     --------
      Total from investment operations                                  (2.03)
                                                                     --------
Less distributions
Distributions in excess of net investment income                           --
Distributions from net realized capital gains                              --
                                                                     --------
      Total distributions                                                  --
                                                                     --------
Net asset value, end of year                                          $ 10.32
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                       (16.50)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $33,228
Average net assets (000)                                              $40,960
Ratios to average net assets:
   Expenses, including distribution and service (12b-1
      fees)                                                              1.21%
   Expenses, excluding distribution and service (12b-1
      fees)                                                              1.21%
   Net investment income (loss)                                           .08%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    38                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  21.46             $  21.29             $  16.23             $  17.35
    --------             --------             --------             --------
         .05                 (.02)                  --                  .02
       (5.86)                2.23                 5.84                  .82
    --------             --------             --------             --------
       (5.81)                2.21                 5.84                  .84
    --------             --------             --------             --------
          --                 (.23)                (.18)                (.16)
       (3.30)               (1.81)                (.60)               (1.80)
    --------             --------             --------             --------
       (3.30)               (2.04)                (.78)               (1.96)
    --------             --------             --------             --------
    $  12.35             $  21.46             $  21.29             $  16.23
    --------             --------             --------             --------
    --------             --------             --------             --------
      (30.57)%               9.97%               37.25%                5.97%
    $ 42,562             $ 70,956             $ 48,430             $ 36,338
    $ 54,387             $ 77,989             $ 42,312             $ 41,799
        1.12%                1.02%                1.07%                1.13%
        1.12%                1.02%                1.07%                1.13%
         .32%                (.08)%               (.02)%                .12%

    See Notes to Financial Statements                                     39

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential World Fund, Inc.--Prudential Global Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc.--Prudential Global Growth Fund (the 'Fund', one of the portfolios constituting Prudential World Fund, Inc.) at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 19, 2002

                                                        ANNUAL REPORT
                                                        OCTOBER 31, 2002
            PRUDENTIAL
            WORLD FUND, INC.
--------------------------------------------------------------------------------
                                                        MANAGEMENT OF
                                                        THE FUND

       Prudential World Fund, Inc.      Prudential Global Growth Fund
                                        www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund as defined in the 1940 Act, are referred to as 'Independent Directors'. Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors'. 'Fund Complex' consists of the Fund and any other investment companies managed by PI.

       Independent Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Delayne Dedrick Gold (64)       Director        Since 1984    Marketing Consultant.                89        --

Robert E. La Blanc (68)         Director        Since 1984    President (since 1981) of            74        Director of Storage
                                                              Robert E. La Blanc Associates,                 Technology Corporation
                                                              Inc. (telecommunications);                     (technology) (since
                                                              formerly General Partner at                    1979), Chartered
                                                              Salomon Brothers and                           Semiconductor
                                                              Vice-Chairman of Continental                   Manufacturing, Ltd.
                                                              Telecom; Trustee of Manhattan                  (Singapore) (since
                                                              College.                                       1998), Titan
                                                                                                             Corporation
                                                                                                             (electronics) (since
                                                                                                             1995), Computer
                                                                                                             Associates
                                                                                                             International, Inc.
                                                                                                             (software company)
                                                                                                             (since 2002); Director
                                                                                                             (since 1999) of First
                                                                                                             Financial Fund, Inc.
                                                                                                             and Director (since
                                                                                                             April 1999) of The High
                                                                                                             Yield Plus Fund, Inc.

Robin B. Smith (63)             Director        Since 1996    Chairman and Chief Executive         69        Director of BellSouth
                                                              Officer (since August 1996) of                 Corporation (since
                                                              Publishers Clearing House                      1992), and Kmart
                                                              (direct marketing), formerly                   Corporation (retail)
                                                              President and Chief Executive                  (since 1996).
                                                              Officer (January 1988-August
                                                              1996) of Publishers Clearing
                                                              House.

Stephen Stoneburn (59)          Director        Since 1996    President and Chief Executive        74        --
                                                              Officer (since June 1996) of
                                                              Quadrant Media Corp. (a
                                                              publishing company); formerly
                                                              President (June 1995-June
                                                              1996) of Argus Integrated
                                                              Media, Inc.; Senior Vice
                                                              President and Managing
                                                              Director (January 1993-1995)
                                                              of Cowles Business Media and
                                                              Senior Vice President of
                                                              Fairchild Publications, Inc
                                                              (1975-1989).

    42                                                                    43

       Prudential World Fund, Inc.      Prudential Global Growth Fund
                                        www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Nancy H. Teeters (72)           Director        Since 1996    Economist; formerly Vice             72        --
                                                              President and Chief Economist
                                                              of International Business
                                                              Machines Corporation; formerly
                                                              Director of Inland Steel
                                                              Industries (July 1984-1999);
                                                              formerly Governor of The
                                                              Federal Reserve (September
                                                              1978-June 1984).

Clay T. Whitehead (64)          Director        Since 1984    President (since 1983) of            91        Director (since 2000)
                                                              National Exchange Inc. (new                    of First Financial
                                                              business development firm).                    Fund, Inc. and Director
                                                                                                             (since 2000) of The
                                                                                                             High Yield Plus Fund,
                                                                                                             Inc.

       Interested Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (56)           Director and    Since 1996    Executive Vice President and         112       Vice President and
                                Vice                          Chief Administrative Officer                   Director (since May
                                President                     (since June 1999) of PI;                       1989) of The Asia
                                                              Executive Vice President and                   Pacific Fund, Inc.
                                                              Treasurer (since January 1996)
                                                              of PI; President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (PSI); formerly
                                                              Chief Administrative Officer
                                                              (July 1989-September 1996),
                                                              Director (January
                                                              1989-September 1996) and
                                                              Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-December
                                                              1996) of Prudential Mutual
                                                              Fund Management, Inc. (PMF);
                                                              Vice President and Director
                                                              (since May, 1992) of
                                                              Nicholas-Applegate Fund, Inc.

    44                                                                    45

       Prudential World Fund, Inc.      Prudential Global Growth Fund
                                        www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     Director and    Since 1999    President, Chief Executive           115       --
                                President                     Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

*Judy A. Rice (54)              Director and    Since 2000    Executive Vice President             111
                                Vice                          (since 1999) of PI; formerly
                                President                     various positions to Senior
                                                              Vice President (1992-1999) of
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute;
                                                              Member of the Prudential
                                                              Securities Operating Council
                                                              and a Member of the Board of
                                                              Directors for the National
                                                              Association for Variable
                                                              Annuities.

      Information pertaining to the Officers of the Company who are not also Directors is set forth below.

       Officers

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Company       of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       Since 1998    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PI and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

Jonathan D. Shain (44)          Secretary       Since 2001    Vice President and Corporate
                                                              Counsel (since August 1998) of
                                                              Prudential; formerly Attorney
                                                              with Fleet Bank, N.A. (January
                                                              1997-July 1998) and Associate
                                                              Counsel (August 1994-January
                                                              1997) of New York Life
                                                              Insurance Company.

    46                                                                    47

       Prudential World Fund, Inc.      Prudential Global Growth Fund
                                        www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Company       of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       Since 2002    Vice President and Chief Legal
                                Secretary                     Officer-Mutual Funds and Unit
                                                              Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December
                                                              1996-February 2001) of PI and
                                                              Vice President and Associate
                                                              General Counsel (September
                                                              1987-September 1996) of
                                                              Prudential Securities.

Maryanne Ryan (38)              Anti-Money      Since 2002    Vice President, Prudential
                                Laundering                    (since November 1998) and
                                Compliance                    First Vice President,
                                Officer                       Prudential Securities (March
                                                              1997-May 1998).

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Adviser (Prudential Investment
      Management, Inc.) or the Distributor (Prudential Investment Management Services
      LLC).
   ** Unless otherwise noted, the address of the Directors and officers is c/o
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or
      Officer.
 **** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Company's Directors is included in the Company's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    48                                                                    49

Prudential World Fund, Inc.     Prudential Global Growth Fund

Class A     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02

                                                           Since
                         One Year  Five Years Ten Years  Inception
With Sales Charge        -20.69%     -2.73%     6.10%     4.26%
Without Sales Charge     -16.52%     -1.73%     6.64%     4.68%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the past ten years. The graph compares a $10,000 investment in the Prudential Global Growth Fund (Class A shares) with a similar investment in the Morgan Stanley Capital International
(MSCI) World Index by portraying the initial account values at the beginning of the ten-year period of Class A shares (October 31, 1992) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The MSCI World Index is an unmanaged, weighted index of performance of approximately 1,500 securities listed on stock exchanges of Australia, Canada, Europe, the Far East, and the United States. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only index that may be used to characterize performance of global stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                                  www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02

                                                          Since
                         One Year  Five Years Ten Years Inception
With Sales Charge        -21.24%     -2.52%     5.93%     8.46%
Without Sales Charge     -17.10%     -2.39%     5.93%     8.46%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the past ten years. The graph compares a $10,000 investment in the Prudential Global Growth Fund (Class B shares) with a similar investment in the MSCI World Index by portraying the initial account values at the beginning of the ten-year period of Class B shares (October 31, 1992) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on October 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The MSCI World Index is an unmanaged, weighted index of performance of approximately 1,500 securities listed on stock exchanges of Australia, Canada, Europe, the Far East, and the United States. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only index that may be used to characterize performance of global stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential World Fund, Inc.     Prudential Global Growth Fund

Class C     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02

                                                           Since
                         One Year  Five Years Ten Years  Inception
With Sales Charge        -18.91%     -2.63%     N/A        2.08%
Without Sales Charge     -17.26%     -2.43%     N/A        2.21%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential Global Growth Fund (Class C shares) with a similar investment in the MSCI World Index by portraying the initial account values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on October 31, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The MSCI World Index is an unmanaged, weighted index of performance of approximately 1,500 securities listed on stock exchanges of Australia, Canada, Europe, the Far East, and the United States. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only index that may be used to characterize performance of global stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                                  www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02

                                                           Since
                         One Year  Five Years Ten Years  Inception
                         -16.50%    -1.50%       N/A       1.84%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential Global Growth Fund (Class Z shares) with a similar investment in the MSCI World Index by portraying the initial account values at the commencement of operations of Class Z shares (March 1, 1996) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The MSCI World Index is an unmanaged, weighted index of performance of approximately 1,500 securities listed on stock exchanges of Australia, Canada, Europe, the Far East, and the United States. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only index that may be used to characterize performance of global stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

  Fund Symbols   Nasdaq      CUSIP
     Class A     PRGAX     743969107
     Class B     PRGLX     743969206
     Class C     PRGCX     743969305
     Class Z     PWGZX     743969404

MF115E     IFS-A076309

ANNUAL REPORT
OCTOBER 31, 2002

Prudential
International Value Fund

FUND TYPE
International stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

(LOGO) Prudential Financial

Prudential World Fund, Inc.     Prudential International Value Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential International Value Fund's (the Fund) investment objective is long-term growth of capital. The Fund invests primarily in stocks of companies located outside the United States. We use a value investment style to find stocks selling at low prices compared with their earnings to seek long-term growth of capital. There are special risks associated with foreign investments, including political, economic, and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration

Expressed as a percentage of
net assets as of 10/31/02
     46.6%    Continental Europe
     30.0     United Kingdom
     13.4     Japan
      8.8     Pacific Basin (excl. Japan)
      1.2     Cash & Equivalents

Geographic concentration is subject
to change.

Ten Largest Holdings

Expressed as a percentage of
net assets as of 10/31/02
     3.8%    Nestle SA
             Food Products & Services
     3.6     TotalFinaElf SA
             Oil & Gas Services
     3.4     Canon, Inc.
             Office Equipment & Supplies
     3.0     Aventis SA
             Drugs & Healthcare
     2.9     GlaxoSmithKline PLC
             Drugs & Healthcare
     2.9     Barclays PLC
             Financial Services
     2.7     Lloyds TSB Group PLC
             Financial Services
     2.7     Diageo PLC
             Food Products & Services
     2.6     UBS AG
             Banks
     2.6     Shell Transport & Trading Co. PLC
             Oil & Gas Services

Holdings are subject to change.

                                  www.prudential.com  (800) 225-1852

Annual Report     October 31, 2002

Cumulative Total Returns(1)     As of 10/31/02

                                                 Since
                        One Year  Five Years  Inception(2)
Class A                 -15.07%     -7.60%       4.59%
Class B                 -15.77     -11.14       -0.26
Class C                 -15.70     -11.02       -0.12
Class Z                 -14.91      -6.52       85.93
MSCI EAFE(R) Index(3)   -13.21     -14.66        ***
Lipper International
 Funds Avg.(4)          -12.72     -12.25       ****

Average Annual Total Returns(1)     As of 9/30/02

                                                 Since
                        One Year  Five Years  Inception(2)
Class A                 -22.99%     -5.63%      -1.23%
Class B                 -23.43     -5.55        -1.15
Class C                 -21.08     -5.55        -1.29
Class Z                 -18.72     -4.42         5.74

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. (1)Source:
Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
(2)Inception dates: Class A, B, and C, 9/23/96; Class Z, 11/5/92. (3)The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. (4)The Lipper Average is unmanaged, and is based on the average return of all funds in each share class for the one-year, five-year, and since inception periods in the Lipper International Funds category. Funds in the Lipper International Funds Average invest their assets in securities with primary trading markets outside the United States. The returns for the MSCI EAFE(R) Index and Lipper Average would be lower if they included the effect of sales charges, operating expenses, or taxes. Investors cannot invest directly in an index. ***MSCI EAFE(R) Index Since Inception returns are -11.62% for Class A, B, and C, and 48.73% for Class Z. ****Lipper Average Since Inception returns are -2.85% for Class A, B, and C, and 65.66% for Class Z.

(LOGO) Prudential Financial            December 10, 2002

DEAR SHAREHOLDER,
The 12-month period ended October 31, 2002 was disappointing for stock investors. At the beginning of the period in the wake of the terrorist attacks, interest-rate reductions in the United States and Europe spurred hopes that the global economy would recover quickly. Signs of greater economic activity encouraged that optimism. Soon, however, a series of bankruptcies, indictments, earnings disappointments, conflicting economic signs, and the possibility of war with Iraq threw the stock markets into a steep and broadening decline.

The MSCI EAFE(R) Index--a measure of the returns of stocks in other developed markets of the world--held up slightly better than the S&P 500 Index. Although the Prudential International Value Fund trailed the MSCI EAFE(R) Index, it performed in line with U.S. stocks. The Fund also trailed the Lipper International Funds Average--a measure of its peers' performance. On the following pages, the Fund's investment adviser describes its strategy and the results in this difficult market.

The past two and a half years have been challenging for equity investors. We encourage you to talk with your financial professional about the impact of recent events on your investment plan. We appreciate your continued confidence in Prudential mutual funds through these trying times.


Sincerely,


David R. Odenath, Jr., President
Prudential World Fund, Inc./Prudential International Value Fund

Prudential World Fund, Inc.     Prudential International Value Fund

Annual Report     October 31, 2002

INVESTMENT ADVISER'S REPORT

OVERVIEW OF MARKET
From the beginning of the Fund's fiscal year in November 2001 through May 2002, the stock markets of economically developed countries hovered uncertainly. However, in June 2002, investors began to pull back from the equity markets generally. Stocks in every economic sector shared in a very steep decline through the end of September, although a rebound in October recovered some ground.

THE FINANCIAL SECTOR WAS HIT FROM SEVERAL DIRECTIONS
We had a substantial commitment to the financial sector because of its recent strong growth and share prices that were low compared with other stocks. The consumer market for financial services is expanding because of the trend from defined benefit pension plans, in which the plan sponsor guarantees a return, to defined contribution and personal investment plans similar to the 401(k) in the United States. In the corporate market, the fall of trade barriers in Europe and increasing globalization have led to consolidation in many industries, with mergers and acquisitions creating firms that can compete across national borders. We believe that these are irreversible trends.

However, during this reporting period, the slow pace of economic growth around the world, the poor equity markets, and the impact of natural disasters and terrorist acts squeezed the profits of financial firms in several ways. Rising credit concerns have forced lending companies to make greater provisions for bad debts. The poor equity market has meant that many firms won't issue shares, so the fees for managing security issuance have almost disappeared. Moreover, because of the uncertain economic environment and because it is much harder to estimate a company's value, fees from merger and acquisition activity also dropped. Asset management fees were squeezed both by the falling value of equity assets under management and by withdrawals from investment accounts. Finally, some insurance companies have had to make large payments to victims of terrorist attacks, asbestos, or European floods.

Prudential World Fund, Inc.     Prudential International Value Fund

Annual Report     October 31, 2002

Financial services firms are generally required by regulations to maintain a certain level of capital to ensure that they can meet their obligations. With the unusual demands on their funds, capital adequacy has been a critical issue in the insurance and banking industries. Many companies have had to raise capital by issuing shares in the poor market, further depressing prices in the sector.

Our financial holdings detracted significantly from return, including ING Groep (Netherlands), Swiss Reinsurance (Switzerland), Allianz (Germany), AXA (France), and Prudential PLC (United Kingdom). ING had the largest impact of our financial holdings. It is a significant global insurer that has become the world's largest through acquisitions. ING was affected by an increase in provisions for bad debt and lower asset management fees. Swiss Reinsurance, which had the second largest impact, was hurt by huge claims in 2001.

We focused on financial companies with what we believe are strong balance sheets and significant market shares. We believe they will be among the leaders as the financial sector consolidates. At current share prices, many have dividend yields of about 4% to 6%, higher than the yield on medium-term bonds. In a low-growth, low-inflation environment, the contribution that dividends make to an investor's total return can be substantial. By and large, the troubles that hit their stocks over the past 12 months have been short-term and industrywide, not company-specific. Two banks--National Australia Bank (Australia) and UBS (Switzerland)--were exceptions and among the largest positive contributors to return. National Australia benefited from the strong growth of the Australian economy, the strongest developed economy in the world during this period. It also sold a troubled U.S. mortgage subsidiary. UBS's focus on private investors kept its exposure to problems in corporate banking small. Its recent acquisition of PaineWebber reinforced this focus.

                                  www.prudential.com  (800) 225-1852

SLOW FDA APPROVALS HURT DRUG STOCKS
The Fund also had a substantial commitment to the pharmaceutical sector because it is a growth sector that is generally less exposed to an economic slowdown than the financial and technology sectors. However, during this reporting period, the U.S. Food and Drug Administration (FDA), which was without a commissioner for more than two years, appeared to many observers to have slowed the pace of drug approvals in the United States. At the same time, many companies faced impending patent expirations. The prices of stocks of research-oriented drug companies fell. The Fund's positions in GlaxoSmithKline (United Kingdom), Aventis (France--see Comments on Largest Holdings for both), and AstraZeneca (United Kingdom) detracted from return.

We believe the issues that brought share prices down were temporary. The new FDA commissioner may improve the drug approval rate. The demographic trend--the aging of the large baby boom generation--is becoming increasingly favorable. Valuations--share prices in relation to earnings and book value--are as low now as they have been since 1994. We think these are good value investments.

RETURN ON INVESTMENT IN WIRELESS WAS DELAYED
The telecommunications sector was severely damaged in 2000 when European auctions of wireless bandwidth--space on the radio spectrum-- for third generation (3G) services produced extravagant bids. Third generation services, including multimedia transmissions, Internet access, and interactive data communication, offer enormous potential for growth. However, the large initial outlays weakened the balance sheets of wireless service companies. Then technical obstacles delayed the introduction of 3G handsets and any return on investments in 3G. The result was a sharp decline in profitability and a prolonged and steep drop in share prices for these companies.

Prudential World Fund, Inc.     Prudential International Value Fund

Annual Report     October 31, 2002

We think that the survivors in this industry will be the companies with strong balance sheets and large enough markets to recover their start-up costs. Our holdings include the global leader Vodafone (United Kingdom) as well as Telefonica (Spain), Telecom Italia (Italy), and NTT DoCoMo (Japan). Among the equipment companies making handsets and wireless infrastructure, we still hold Nokia (Finland), the global leader, but we sold our positions in Alcatel (France) and Ericsson (Sweden) because of concern about the strength of their balance sheets. All of these holdings detracted to some extent from return in this reporting period.

The first introductions of 3G handsets are beginning shortly, but commercial usage is unlikely before 2004. In the meantime, 2.5G technology (which supports some of the new features) will allow new uses such as camera phones to boost demand for data services.

CONSUMER STOCKS ROSE
Consumer spending was the healthiest part of the global economy during this period, and consumer stocks reflected sound corporate earnings prospects. The Fund has positions in a broad range of these firms precisely because we wished to reduce our exposure to the economic cycle. The largest contribution came from Unilever (United Kingdom), a global household products company. It has been focusing on growth, pruning its brands from about 1,600 to approximately 400 core brands that were producing about 80% of its sales and profits. It is meeting its targets for improved margins by closing factories and reducing its work force. Despite the poor equity markets, Unilever had a 40% rise in share price over the reporting period.

The food and beverage companies Diageo (United Kingdom), Nestle
(Switzerland--see Comments on Largest Holdings), Cadbury Schweppes (United Kingdom), Heineken (Netherlands), and Fosters Group
(Australia) also contributed to return. The auto company BMW (Germany) significantly outperformed its peers with rising unit sales driven by technical excellence and its prestige brand.

                                  www.prudential.com  (800) 225-1852

The largest detractor from return over this period was the giant food retailer and wholesaler Ahold (Netherlands). Weakness in its Latin American and Eastern European operations forced it to substantially pull back its earnings forecasts for 2002. Its shares fell by more than 50% over our reporting period. Ahold derives 65% of its revenues from the U.S. market where its purchase of US Foodservice makes it the second largest food wholesaler. Following the large decline in its share price, its shares are priced at only 8.4 times its 2002 earnings per share, and its dividend yield is 6.3%. These are compelling values and we continue to hold the stock.

Nintendo (Japan) was another consumer stock that fared poorly over this period. This year, the intense competition with Sony and Microsoft has kept prices down in the gaming system market. A projected downturn in consumer spending also pulled down profit forecasts. Nintendo's strong balance sheet--net cash equal to more than a quarter of its market capitalization--indicates that it has the resources to survive and grow. It is in a business that is growing rapidly and where the costs of production are very low. Once game development costs are recovered, profitability is expected to rise rapidly.

Vivendi (France), an entertainment media company, significantly detracted from returns. We bought the stock because its shares were selling for less than the value of all its parts. We became concerned about Vivendi's weak financial position and the credibility of its CEO, who has since left the company. We began reducing our position near the beginning of our fiscal year and sold the last part of our holding by the end of July. Other investors shared our concerns, and Vivendi's share price declined over much of this period, making it one of the Fund's worst performers.

OIL COMPANIES WERE GOOD INVESTMENTS
The slowing global economy reduced the revenues and profits of major integrated oil companies, but this was a short-term impact on a long-term growth story. We hold the more efficient companies. They earn a significant return on capital even when oil is only $15 a barrel, well below either

Prudential World Fund, Inc.     Prudential International Value Fund

Annual Report     October 31, 2002

today's prices or OPEC's targets. Above that level, they produce a substantial cash flow that can be used to expand their businesses or be returned to shareholders.

Our holdings all had above-average share price gains over the period. ENI (Italy) was among the largest contributors to return. It has one of the fastest sales growth rates of the major oil companies, and is achieving economies from the integration of a recent acquisition. It also is strong in natural gas in Italy where a change in regulations improved profitability. TotalFinaElf (France--see Comments on Largest Holdings) and Petrochina (China) also made positive contributions to return.

LOOKING AHEAD
Share prices have fallen a long way because of the uncertain economic and geopolitical situation. There have clearly been more cases of misleading accounting and unsuspected financial weakness than most investors expected. We have taken a hard look at our holdings, and sold those where we thought there were significant potential financial or accounting issues.

In our view, shares generally are now reasonably priced or even slightly inexpensive (at least in Europe), given current earnings. We think a rise in share prices will have to be driven by convincing indications that profits will rise. We expect the shares of companies whose earnings have been consistent to benefit more than most from any improvement in the equity markets. We've focused the portfolio on companies that have been reliable earners.

Prudential International Value Fund Management Team
                                  www.prudential.com  (800) 225-1852

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 10/31/02

3.8%    Nestle SA/Food Products & Services
        Nestle, which recently acquired Ralston Purina, has targeted 4% annual revenue growth. It has focused on reducing costs, steadily improving its operating margins. Its free cash flow affords it flexibility to pay down debt and/or fund further acquisitions. While Nestle's price/earnings multiple is currently in line with those of its peers, we believe that its superior growth prospects warrant a premium.

3.6%    TotalFinaElf SA/Oil & Gas Services
        TotalFinaElf has superior growth in its development and production businesses, in our view, and cost-saving benefits from the Elf merger. It is divesting its non-core businesses and using the cash to buy back stock. Its management has set aggressive, but we believe realistic, performance targets. With a low debt/equity ratio (around 30%), its shares sell at a lower multiple of earnings than those of the very largest oil companies, and we expect that gap to narrow.

3.4%    Canon, Inc./Office Equipment & Supplies
        Canon is the world leader in copiers. It also makes printers, fax machines, cameras, and other optical equipment. Seventy percent of its sales are outside Japan. It has a strong record of innovation, spending 8% of its revenues on research and development. This has paid off in a higher rate of patent registrations than any other company. It is expected to report its third straight year of record profits.

3.0%    Aventis SA/Drugs & Healthcare
        Aventis sold its agrochemical business in the first quarter of 2002 to focus on its pharmaceutical business. It has targeted 25% to 30% growth in earnings in 2002 and 2003. It is eliminating unprofitable products, and has instituted a cost-saving program. Concern about generic competition for its lead drug, Allegra, has pulled down its share price. Even in our worst-case scenario, we expect earnings to grow by more than 20%.

2.9%    GlaxoSmithKline PLC/Drugs & Healthcare
        GlaxoSmithKline, the second largest drug company in the world by sales, has leading positions in a diverse group of products. Its share price fell to about 15% below its peer group because of concerns about its medium-term pipeline and threats to its patents--issues that its management team, which we believe is strong, has been addressing. With 8,000 U.S. sales representatives and a large research and development budget, the firm is an attractive partner for biotechnology companies. It is aggressively buying back its shares to raise its earnings per outstanding share.

        Holdings are subject to change.

ANNUAL REPORT
OCTOBER 31, 2002

Prudential
International Value Fund

FINANCIAL STATEMENTS

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of October 31, 2002

Shares         Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.8%
Common Stocks
-------------------------------------------------------------------------------------
Australia  3.7%
     463,787   Brambles Industries, Ltd.                             $    1,763,277
     802,540   Foster's Group, Ltd.                                       2,115,785
     192,395   National Australia Bank, Ltd.                              3,670,156
     393,909   News Corp., Ltd.                                           2,326,209
     414,214   Westpac Banking Corp., Ltd.                                3,264,558
                                                                     --------------
                                                                         13,139,985
-------------------------------------------------------------------------------------
Finland  1.1%
     240,653   Nokia Oyj                                                  4,087,230
-------------------------------------------------------------------------------------
France  8.9%
     176,385   Aventis SA                                                10,559,215
     331,056   Axa                                                        4,940,699
      43,272   Lafarge SA                                                 3,447,519
      91,923   TotalFinaElf SA                                           12,662,661
                                                                     --------------
                                                                         31,610,094
-------------------------------------------------------------------------------------
Germany  6.2%
      19,274   Allianz AG                                                 2,024,786
     173,373   Bayer AG                                                   3,289,657
     177,350   Bayerische Motoren Werke (BMW) AG                          6,331,551
      46,751   Deutsche Bank AG                                           2,041,753
     189,299   E.ON AG                                                    8,492,199
                                                                     --------------
                                                                         22,179,946
-------------------------------------------------------------------------------------
Hong Kong  2.8%
     477,000   Cheung Kong Holdings, Ltd.                                 3,165,075
     385,000   Hong Kong Electric Holdings, Ltd.                          1,564,859
  14,936,000   PetroChina Co., Ltd. (Class H)                             2,796,033
     401,000   Sun Hung Kai Properties, Ltd.                              2,498,825
                                                                     --------------
                                                                         10,024,792
-------------------------------------------------------------------------------------
Ireland  0.2%
      61,319   CRH PLC                                                      778,497

    See Notes to Financial Statements                                     11

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares         Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
Italy  3.9%
     571,005   Eni SpA                                               $    7,927,963
     746,183   Telecom Italia SpA                                         5,926,433
                                                                     --------------
                                                                         13,854,396
-------------------------------------------------------------------------------------
Japan  13.4%
      39,750   Acom Co., Ltd.                                             1,229,755
     325,000   Canon, Inc.                                               11,991,239
     146,000   Fuji Photo Film Co., Ltd.                                  4,028,207
     432,000   Hitachi, Ltd.                                              1,689,124
     136,200   Honda Motor Co., Ltd.                                      4,880,720
      62,000   Hoya Corp.                                                 4,256,278
      40,300   Nintendo Co., Ltd.                                         3,881,766
       1,393   NTT DoCoMo, Inc.                                           2,569,815
      22,200   Rohm Co., Ltd.                                             2,796,155
      21,200   SMC Corp.                                                  1,678,610
      54,000   SONY Corp.                                                 2,322,986
     158,000   Takeda Chemical Industries, Ltd.                           6,564,734
                                                                     --------------
                                                                         47,889,389
-------------------------------------------------------------------------------------
Netherlands  10.2%
     438,572   ABN AMRO Holding N.V.                                      6,441,036
      71,396   Heineken N.V.                                              2,868,485
     539,189   ING Groep N.V.                                             9,018,708
     346,002   Koninklijke Ahold N.V.                                     4,351,671
     323,887   Koninklijke (Royal) Philips Electronics N.V.               5,805,582
     331,428   Reed Elsevier N.V.                                         4,132,269
     118,488   TPG N.V.                                                   1,919,691
      65,501   VNU N.V.                                                   1,758,535
                                                                     --------------
                                                                         36,295,977
-------------------------------------------------------------------------------------
Portugal  0.1%
     301,002   Electricidade de Portugal SA                                 459,054
-------------------------------------------------------------------------------------
South Korea  2.3%
      56,400   Kookmin Bank (ADR)                                         1,824,540

    12                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares         Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
      63,900   POSCO (ADR)                                           $    1,478,007
      33,601   Samsung Electronics Co., Ltd. (GDR)                        4,796,543
                                                                     --------------
                                                                          8,099,090
-------------------------------------------------------------------------------------
Spain  3.3%
     882,475   Banco Santander Central Hispano SA                         5,409,619
     651,135   Telefonica SA (a)                                          6,177,464
                                                                     --------------
                                                                         11,587,083
-------------------------------------------------------------------------------------
Switzerland  12.7%
      63,365   Nestle SA                                                 13,585,665
     200,373   Novartis AG                                                7,641,970
      88,089   Roche Holdings AG                                          6,235,851
     120,675   Swiss Re                                                   8,379,130
     197,031   UBS AG (a)                                                 9,389,801
                                                                     --------------
                                                                         45,232,417
-------------------------------------------------------------------------------------
United Kingdom  30.0%
     170,663   3I Group PLC                                               1,332,341
   1,487,863   Barclays PLC                                              10,288,704
     173,453   Boots Co. PLC                                              1,614,634
     877,149   BP PLC                                                     5,626,427
     402,708   British America Tobacco PLC                                4,120,439
     581,582   Cadbury Schweppes PLC                                      3,785,121
     654,255   Compass Group PLC                                          2,899,295
     840,099   Diageo PLC                                                 9,469,780
     540,139   GlaxoSmithKline PLC (a)                                   10,309,577
     660,485   Hilton Group PLC                                           1,797,992
     490,810   HSBC Holdings PLC                                          5,467,249
     435,947   Kingfisher PLC                                             1,524,357
   1,133,253   Lloyds TSB Group PLC                                       9,751,356
     607,890   Prudential PLC                                             4,346,270
      96,602   RMC Group PLC                                                612,092
   1,413,612   Shell Transport & Trading Co. PLC                          9,084,128
     118,840   Smiths Group PLC                                           1,363,761
   1,109,965   Tesco PLC                                                  3,442,690
     894,665   Unilever PLC                                               8,839,125

    See Notes to Financial Statements                                     13

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares         Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
   4,702,377   Vodafone Group PLC                                    $    7,559,181
     191,099   Wolseley PLC                                               1,599,513
     280,139   WPP Group PLC                                              1,899,932
                                                                     --------------
                                                                        106,733,964
                                                                     --------------
               Total long-term investments (cost $438,084,525)          351,971,914
                                                                     --------------
SHORT-TERM INVESTMENT  0.6%
Principal
Amount
(000)
-----------------------------------------------------------------------------------------
Repurchase Agreement
$      2,037   Joint Repurchase Agreement Account,
                1.93%, 11/1/02
                (cost $2,037,000; Note 6)                                 2,037,000
                                                                     --------------
               Total Investments  99.4%
                (cost $440,121,525; Note 5)                             354,008,914
               Other assets in excess of liabilities  0.6%                2,113,444
                                                                     --------------
               Net Assets  100%                                      $  356,122,358
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Stock Company).
GDR--Global Depository Receipt.
N.V.--Naamloze Vennootschap (Dutch Corporation).
Oyj--Osakeyhrio (Finland Stock Company).
PLC--Public Limited Company (British Corporation).
SA--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
    Corporation).
SpA--Societa per Azione (Italian Corporation).
    14                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2002 was as follows:

Financial Services........................................................   13.4%
Food Products & Services..................................................   10.8
Oil & Gas Services........................................................   10.7
Drugs & Health Care.......................................................    9.8
Telecommunications........................................................    7.4
Electronics...............................................................    6.1
Banks.....................................................................    6.0
Insurance.................................................................    5.5
Office Equipment & Supplies...............................................    3.4
Automotive................................................................    3.1
Retail....................................................................    3.1
Utilities.................................................................    2.9
Chemicals.................................................................    2.8
Real Estate...............................................................    1.6
Beverages.................................................................    1.4
Building Products.........................................................    1.4
Publishing................................................................    1.2
Tobacco...................................................................    1.2
Media.....................................................................    1.1
Photography...............................................................    1.1
Toys......................................................................    1.1
Diversified Manufacturing.................................................    0.9
Transport Services........................................................    0.5
Advertising...............................................................    0.5
Leisure...................................................................    0.5
Diversified Operations....................................................    0.5
Distribution/Wholesale....................................................    0.4
Steel & Metals............................................................    0.4
Repurchase Agreement......................................................    0.6
                                                                            -----
                                                                             99.4%
Other assets in excess of liabilities.....................................    0.6%
                                                                            -----
                                                                            100.0%
                                                                            -----
                                                                            -----

    See Notes to Financial Statements                                     15

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Assets and Liabilities

                                                                  October 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $440,121,525)                           $354,008,914
Cash                                                                       2,439
Foreign currency, at value (cost $2,830)                                   2,853
Receivable for Series shares sold                                      1,631,132
Receivable for investments sold                                          816,529
Foreign tax reclaim receivable                                           853,360
Dividends and interest receivable                                        691,830
Other assets                                                               6,375
                                                                  ----------------
      Total assets                                                   358,013,432
                                                                  ----------------
LIABILITIES
Payable for Series shares reacquired                                   1,528,306
Accrued expenses                                                         137,910
Withholding taxes payable                                                 76,283
Management fee payable                                                    59,608
Distribution fee payable                                                  46,156
Unrealized depreciation on forward currency contracts                     42,354
                                                                  ----------------
      Total liabilities                                                1,890,617
                                                                  ----------------
NET ASSETS                                                          $356,122,815
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                             $    252,599
   Paid-in capital in excess of par                                  483,676,424
                                                                  ----------------
                                                                     483,929,023
   Undistributed net investment income                                 1,417,769
   Accumulated net realized loss on investments and foreign
      currency transactions                                          (43,145,384)
   Net unrealized depreciation on investments and foreign
      currencies                                                     (86,078,593)
                                                                  ----------------
Net assets, October 31, 2002                                        $356,122,815
                                                                  ----------------
                                                                  ----------------

    16                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($41,010,617 / 2,913,714 shares of common stock issued
      and outstanding)                                                    $14.08
   Maximum sales charge (5% of offering price)                               .74
                                                                  ----------------
   Maximum offering price to public                                       $14.82
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($37,636,439 / 2,744,949 shares of common stock issued
      and outstanding)                                                    $13.71
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($7,850,220 / 571,890 shares of common stock issued and
      outstanding)                                                        $13.73
   Sales charge (1% of offering price)                                       .14
                                                                  ----------------
   Offering price to public                                               $13.87
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($269,625,539 / 19,029,396 shares of common stock issued
      and outstanding)                                                    $14.17
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     17

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  October 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $1,004,480)      $    8,469,679
   Interest                                                               169,983
                                                                  ----------------
      Total income                                                      8,639,662
                                                                  ----------------
Expenses
   Management fee                                                       4,116,269
   Distribution fee--Class A                                              123,198
   Distribution fee--Class B                                              494,196
   Distribution fee--Class C                                               99,777
   Transfer agent's fees and expenses                                     947,000
   Custodian's fees and expenses                                          424,000
   Reports to shareholders                                                126,000
   Registration fees                                                       86,000
   Legal fees                                                              43,000
   Audit fee                                                               39,000
   Directors' fees                                                          9,000
   Miscellaneous                                                           13,047
                                                                  ----------------
      Total operating expenses                                          6,520,487
                                                                  ----------------
   Loan interest expense (Note 8)                                           3,025
                                                                  ----------------
      Total expenses                                                    6,523,512
                                                                  ----------------
Net investment income                                                   2,116,150
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            (40,633,628)
   Foreign currency transactions                                         (253,591)
                                                                  ----------------
                                                                      (40,887,219)
                                                                  ----------------
Net change in unrealized depreciation on:
   Investments                                                        (18,479,525)
   Foreign currencies                                                    (126,601)
                                                                  ----------------
                                                                      (18,606,126)
                                                                  ----------------
Net loss on investments and foreign currencies                        (59,493,345)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  (57,377,195)
                                                                  ----------------
                                                                  ----------------

    18                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Changes in Net Assets

                                                      Year Ended October 31,
                                                -----------------------------------
                                                      2002               2001
-----------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment income                         $    2,116,150     $     3,626,240
   Net realized gain (loss) on investment and
      foreign currency transactions                 (40,887,219)         45,886,455
   Net change in unrealized depreciation on
      investments and foreign currencies            (18,606,126)       (142,788,147)
                                                ----------------    ---------------
   Net decrease in net assets resulting from
      operations                                    (57,377,195)        (93,275,452)
                                                ----------------    ---------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                                --                  --
      Class B                                                --                  --
      Class C                                                --                  --
      Class Z                                          (466,174)                 --
                                                ----------------    ---------------
                                                       (466,174)                 --
                                                ----------------    ---------------
   Distributions from net realized capital
      gains
      Class A                                        (2,397,272)         (2,847,540)
      Class B                                        (2,425,149)         (3,546,156)
      Class C                                          (495,578)           (688,445)
      Class Z                                       (13,929,255)        (15,918,422)
                                                ----------------    ---------------
                                                    (19,247,254)        (23,000,563)
                                                ----------------    ---------------
Series share transactions (net of share
   conversions)
   (Note 7)
   Net proceeds from shares sold                    796,892,186       1,179,645,515
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  19,394,241          22,734,317
   Cost of shares reacquired                       (809,545,413)     (1,241,362,510)
                                                ----------------    ---------------
   Net increase (decrease) in net assets from
      Series share transactions                       6,741,014         (38,982,678)
                                                ----------------    ---------------
Total decrease                                      (70,349,609)       (155,258,693)
NET ASSETS
Beginning of year                                   426,472,424         581,731,117
                                                ----------------    ---------------
End of year(a)                                   $  356,122,815     $   426,472,424
                                                ----------------    ---------------
                                                ----------------    ---------------
------------------------------
(a) Includes undistributed net investment
    income of:                                   $    1,417,769     $       261,511
                                                ----------------    ---------------
                                                ----------------    ---------------

    See Notes to Financial Statements                                     19

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements

      Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Prudential International Value Fund (the 'Series'), Prudential Global Growth Fund, and Prudential Jennison International Growth Fund. The financial statements of the other Series are not presented herein. The investment objective of the Series is to achieve long-term growth of capital. Income is a secondary objective. The Series seeks to achieve its objective primarily through investment in common stock and preferred stock of foreign companies of all sizes.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities traded on a securities exchange
(whether domestic or foreign) or NASDAQ National Market System securities are valued at the last sale price on such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the manager, in consultation with the subadviser to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgment of the manager and subadviser, able to produce prices which are representative of market value. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee and Board of Directors in consultation with the manager or subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements Cont'd.

extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the accuracy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Series are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts in order to hedge its exposure to

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements Cont'd.

changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Forward currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income or loss (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has a subadvisory

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements Cont'd.

agreement with Bank of Ireland Asset Management. PI pays for the services of the subadviser, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PI is computed daily and payable monthly at an annual rate of 1% of the average daily net assets up to $300 million and .95 of 1% of average daily net assets in excess of $300 million of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended October 31, 2002.

      PIMS advised the Series that it has received approximately $31,000 and $5,300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended October 31, 2002. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS advised the Series that for the year ended October 31, 2002, it has received approximately $100,500 and $1,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent and during the year ended October 31, 2002, the Series incurred fees of approximately $841,000 for the services of PMFS. As of October 31, 2002, approximately $70,000 of such fees were due to PMFS.

      The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements Cont'd.

transactions through a national clearing system. The Series incurred approximately $44,300 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $38,600 for the year ended October 31, 2002. As of October 31, 2002, approximately $3,000 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended October 31, 2002 were $143,547,449 and $147,595,393, respectively.

      At October 31, 2002, the Series had outstanding forward currency contracts to sell foreign currencies as follows:

                                              Value at
      Foreign Currency         Settlement    Settlement     Current        Unrealized
       Sale Contracts             Date          Date         Value        Depreciation
----------------------------   ----------    ----------    ----------    --------------
  265,049,000 Japanese Yen      12/16/02     $2,156,807    $2,163,624       $ (6,817)
  332,806,000 Japanese Yen      1/28/03       2,686,086     2,721,623        (35,537)
                                             ----------    ----------    --------------
                                             $4,842,893    $4,885,247       $(42,354)
                                             ----------    ----------    --------------
                                             ----------    ----------    --------------

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income (loss) and accumulated net realized gains (loss) on investments. For the year ended October 31, 2002, the adjustments were to increase accumulated net realized gain by $493,718 and decrease undistributed net investment income by $493,718 for differences in the treatment for book and tax purposes of certain transactions involving foreign securities, currencies and other tax adjustments.

      For the year ended October 31, 2002 the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, was $466,174 of ordinary income and $19,247,254 of long term capital gains.

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements Cont'd.

      As of October 31, 2002, the accumulated undistributed earnings on a tax basis was $1,375,415.

      For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2002 of approximately $34,787,000 which expires in 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

      The United States federal income tax basis of the Series' investments and the net unrealized depreciation as of October 31, 2002 were as follows:

                                                                     Total Net
                                                    Other Cost      Unrealized
  Tax Basis      Appreciation     Depreciation      Adjustments    Depreciation
--------------   -------------   ---------------   -------------   -------------
 $448,479,974     $8,493,058      $102,964,118        $75,915       $94,395,145

      The difference between book basis and tax basis was attributable to deferred losses on wash sales and other tax adjustments.

Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 2002, the Series had a 1.03% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $2,037,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      JP Morgan Chase, 1.93%, in the principal amount of $65,953,000, repurchase price $65,956,536, due 11/1/02. The value of the collateral including accrued interest was $67,272,719.

      UBS Warburg, 1.93%, in the principal amount of $65,954,000, repurchase price $65,957,536, due 11/1/02. The value of the collateral including accrued interest was $67,276,447.

      Greenwich Capital Markets, Inc., 1.93%, in the principal amount of $65,953,000 repurchase price $65,956,536, due 11/1/02. The value of the collateral including accrued interest was $67,275,039.

Note 7. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements Cont'd.

period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           Amount
--------------------------------------------------------  -----------    ---------------
Year ended October 31, 2002:
Shares sold                                                 4,664,376    $    75,081,728
Shares issued in reinvestment of dividends and
  distributions                                               127,760          2,220,484
Shares reacquired                                          (5,072,529)       (82,501,605)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (280,393)        (5,199,393)
Shares issued upon conversion from Class B                    113,009          1,807,034
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (167,384)   $    (3,392,359)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2001:
Shares sold                                                 5,291,591    $   109,947,290
Shares issued in reinvestment of dividends and
  distributions                                               132,051          2,744,012
Shares reacquired                                          (5,963,092)      (124,435,850)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (539,450)       (11,744,548)
Shares issued upon conversion from Class B                    350,718          7,235,654
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (188,732)   $    (4,508,894)
                                                          -----------    ---------------
                                                          -----------    ---------------
Class B
--------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                   435,761    $     6,815,124
Shares issued in reinvestment of dividends and
  distributions                                               136,035          2,319,402
Shares reacquired                                            (985,799)       (15,343,842)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (414,003)        (6,209,316)
Shares reacquired upon conversion into Class A               (115,606)        (1,807,034)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (529,609)   $    (8,016,350)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2001:
Shares sold                                                   481,760    $     9,777,147
Shares issued in reinvestment of dividends and
  distributions                                               166,334          3,423,146
Shares reacquired                                            (977,943)       (19,442,574)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (329,849)        (6,242,281)
Shares reacquired upon conversion into Class A               (346,441)        (7,235,654)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (676,290)   $   (13,477,935)
                                                          -----------    ---------------
                                                          -----------    ---------------

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements Cont'd.

Class C                                                     Shares           Amount
--------------------------------------------------------  -----------    ---------------
Year ended October 31, 2002:
Shares sold                                                   487,499    $     7,181,876
Shares issued in reinvestment of dividends and
  distributions                                                28,277            482,684
Shares reacquired                                            (608,755)        (9,226,588)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                 (92,979)   $    (1,562,028)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2001:
Shares sold                                                   420,340    $     8,765,730
Shares issued in reinvestment of dividends and
  distributions                                                32,279            664,951
Shares reacquired                                            (599,148)       (12,507,965)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (146,529)   $    (3,077,284)
                                                          -----------    ---------------
                                                          -----------    ---------------
Class Z
--------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                42,669,909    $   707,813,458
Shares issued in reinvestment of dividends and
  distributions                                               823,591         14,371,671
Shares reacquired                                         (42,079,768)      (702,473,378)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding               1,413,732    $    19,711,751
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2001:
Shares sold                                                51,809,991    $ 1,051,155,348
Shares issued in reinvestment of dividends and
  distributions                                               762,330         15,902,208
Shares reacquired                                         (53,253,027)    (1,084,976,121)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (680,706)   $   (17,918,565)
                                                          -----------    ---------------
                                                          -----------    ---------------

Note 8. Borrowings

The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended October 31, 2002, the amounts of the commitment were as follows: $930 million from November 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003.

      The Series utilized the line of credit during the year ended October 31, 2002. The average daily balance for the 18 days the Series had debt outstanding during the year was approximately $2,217,500 at a weighted average interest rate of approximately 2.73%.

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights

                                                                      Class A
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2002(b)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 17.29
                                                                     --------
Income from investment operations:
Net investment income                                                     .07
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (2.53)
                                                                     --------
      Total from investment operations                                  (2.46)
                                                                     --------
Less distributions:
Dividends from net investment income                                       --
Distributions from net realized capital gains                            (.75)
                                                                     --------
      Total distributions                                                (.75)
                                                                     --------
Net asset value, end of year                                          $ 14.08
                                                                     --------
                                                                     --------
TOTAL RETURN(a)                                                        (15.07)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $41,011
Average net assets (000)                                              $49,279
Ratios to average net assets:
   Expenses, including distribution fees(c)                              1.64%
   Expenses, excluding distribution fees                                 1.39%
   Net investment income                                                  .42%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 35%

------------------------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
(c) The distributor of the Series contractually agreed to limit its distribution and services (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

    28                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001               2000(b)                1999                 1998
-------------------------------------------------------------------------------------
    $  22.08             $  22.42             $  18.33             $  18.24
    --------             --------             --------             --------
         .13                  .19                  .27                  .27
       (4.01)                 .71                 3.97                  .40
    --------             --------             --------             --------
       (3.88)                 .90                 4.24                  .67
    --------             --------             --------             --------
          --                 (.17)                (.15)                (.18)
        (.91)               (1.07)                  --                 (.40)
    --------             --------             --------             --------
        (.91)               (1.24)                (.15)                (.58)
    --------             --------             --------             --------
    $  17.29             $  22.08             $  22.42             $  18.33
    --------             --------             --------             --------
    --------             --------             --------             --------
      (18.25)%               3.92%               23.30%                3.85%
    $ 53,269             $ 72,185             $ 61,036             $ 47,237
    $ 63,061             $ 67,362             $ 52,732             $ 44,708
        1.60%                1.52%                1.61%                1.62%
        1.35%                1.27%                1.36%                1.37%
         .62%                 .84%                1.35%                1.28%
         115%                  33%                  21%                  15%

    See Notes to Financial Statements                                     29

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights Cont'd.

                                                                      Class B
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2002(b)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 16.99
                                                                     --------
Income from investment operations:
Net investment income (loss)                                             (.05)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (2.48)
                                                                     --------
      Total from investment operations                                  (2.53)
                                                                     --------
Less distributions:
Dividends from net investment income                                       --
Distributions from net realized capital gains                            (.75)
                                                                     --------
      Total distributions                                                (.75)
                                                                     --------
Net asset value, end of year                                          $ 13.71
                                                                     --------
                                                                     --------
TOTAL RETURN(a)                                                        (15.77)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $37,636
Average net assets (000)                                              $49,420
Ratios to average net assets:
   Expenses, including distribution fees                                 2.39%
   Expenses, excluding distribution fees                                 1.39%
   Net investment income (loss)                                          (.33)%

------------------------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.

    30                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001               2000(b)                1999                 1998
-------------------------------------------------------------------------------------
    $  21.88             $  22.23             $  18.18             $  18.13
    --------         ----------------     ----------------         --------
        (.03)                 .02                  .12                  .10
       (3.95)                 .71                 3.94                  .43
    --------         ----------------     ----------------         --------
       (3.98)                 .73                 4.06                  .53
    --------         ----------------     ----------------         --------
          --                 (.01)                (.01)                (.08)
        (.91)               (1.07)                  --                 (.40)
    --------         ----------------     ----------------         --------
        (.91)               (1.08)                (.01)                (.48)
    --------         ----------------     ----------------         --------       ---
    $  16.99             $  21.88             $  22.23             $  18.18
    --------         ----------------     ----------------         --------
    --------         ----------------     ----------------         --------
      (18.93)%               3.22%               22.34%                3.05%
    $ 55,620             $ 86,451             $101,043             $ 93,896
    $ 74,063             $ 99,106             $ 98,842             $ 98,444
        2.35%                2.27%                2.36%                2.37%
        1.35%                1.27%                1.36%                1.37%
        (.13)%                .07%                 .59%                 .53%

    See Notes to Financial Statements                                     31

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights Cont'd.

                                                                      Class C
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2002(b)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 17.00
                                                                     --------
Income from investment operations:
Net investment income (loss)                                             (.05)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (2.47)
                                                                     --------
      Total from investment operations                                  (2.52)
                                                                     --------
Less distributions:
Dividends from net investment income                                       --
Distributions from net realized capital gains                            (.75)
                                                                     --------
      Total distributions                                                (.75)
                                                                     --------
Net asset value, end of year                                          $ 13.73
                                                                     --------
                                                                     --------
TOTAL RETURN(a)                                                        (15.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 7,850
Average net assets (000)                                              $ 9,978
Ratios to average net assets:
   Expenses, including distribution fees                                 2.39%
   Expenses, excluding distribution fees                                 1.39%
   Net investment income (loss)                                          (.34)%

------------------------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.

    32                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001               2000(b)                1999                 1998
-------------------------------------------------------------------------------------
    $  21.88             $  22.23             $  18.18             $  18.13
    --------             --------             --------             --------
        (.03)                 .02                  .11                  .10
       (3.94)                 .71                 3.95                  .43
    --------             --------             --------             --------
       (3.97)                 .73                 4.06                  .53
    --------             --------             --------             --------
          --                 (.01)                (.01)                (.08)
        (.91)               (1.07)                  --                 (.40)
    --------             --------             --------             --------
        (.91)               (1.08)                (.01)                (.48)
    --------             --------             --------             --------
    $  17.00             $  21.88             $  22.23             $  18.18
    --------             --------             --------             --------
    --------             --------             --------             --------
      (18.89)%               3.22%               22.34%                3.05%
    $ 11,306             $ 17,755             $ 18,078             $ 14,271
    $ 14,599             $ 18,082             $ 15,815             $ 14,345
        2.35%                2.27%                2.36%                2.37%
        1.35%                1.27%                1.36%                1.37%
        (.15)%                .07%                 .59%                 .53%

    See Notes to Financial Statements                                     33

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2002(b)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $   17.39
                                                                    ----------
Income from investment operations:
Net investment income                                                      .11
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (2.55)
                                                                    ----------
   Total from investment operations                                      (2.44)
                                                                    ----------
Less distributions:
Dividends from net investment income                                      (.03)
Distributions from net realized capital gains                             (.75)
                                                                    ----------
   Total distributions                                                    (.78)
                                                                    ----------
Net asset value, end of year                                         $   14.17
                                                                    ----------
                                                                    ----------
TOTAL RETURN(a)                                                         (14.91)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 269,625
Average net assets (000)                                             $ 308,825
Ratios to average net assets:
   Expenses, including distribution fees                                  1.39%
   Expenses, excluding distribution fees                                  1.39%
   Net investment income                                                   .68%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.

    34                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001               2000(b)                1999                 1998
-------------------------------------------------------------------------------------
    $  22.15             $  22.48             $  18.38             $  18.28
----------------     ----------------     ----------------     ----------------
         .20                  .25                  .31                  .30
       (4.05)                 .71                 3.99                  .41
----------------     ----------------     ----------------     ----------------
       (3.85)                 .96                 4.30                  .71
----------------     ----------------     ----------------     ----------------
          --                 (.22)                (.20)                (.21)
        (.91)               (1.07)                  --                 (.40)
----------------     ----------------     ----------------     ----------------
        (.91)               (1.29)                (.20)                (.61)
----------------     ----------------     ----------------     ----------------
    $  17.39             $  22.15             $  22.48             $  18.38
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (18.08)%               4.24%               23.62%                4.08%
    $306,278             $405,340             $353,292             $254,577
    $375,390             $391,289             $308,917             $258,322
        1.35%                1.27%                1.36%                1.37%
        1.35%                1.27%                1.36%                1.37%
         .89%                1.09%                1.59%                1.53%

    See Notes to Financial Statements                                     35

       Prudential World Fund, Inc.       Prudential International Value Fund
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential World Fund, Inc.--Prudential International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc.--Prudential International Value Fund (the 'Fund', one of the portfolios constituting Prudential World Fund, Inc.) at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 19, 2002

       Prudential World Fund, Inc.       Prudential International Value Fund
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 2002) as to the federal income tax status of dividends paid by the Fund during such fiscal year. The Series paid long-term capital gains distributions for Class A, Class B, Class C and Class Z shares of $.75 per share, which are taxable as such. The Series paid ordinary income distributions for Class Z shares in the amount of $.03 per share.

      Further, we wish to advise you that 9.93% of the ordinary income dividends paid in the fiscal year ended October 31, 2002 qualified for the corporate dividends received deduction available to corporate taxpayers.

      The Series has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than take a deduction. For the fiscal year ended October 31, 2002 the Series intends on passing through $998,387 of ordinary income distributions as a foreign tax credit.

      In January 2003, you will be advised on IRS Form 1099 DIV or substitute 1099 DID as to the federal tax status of the dividends and distributions received by you in calendar year 2002.
                                                                          37

       Prudential World Fund, Inc.     Prudential International Value Fund
                                       www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund, as defined in the Investment Company Act of 1940, are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by PI.

       Independent Directors

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Delayne Dedrick Gold (64)       Director        Since 1984    Marketing Consultant.                89

Robert E. La Blanc (68)         Director        Since 1984    President (since 1981) of            74        Director of Storage
                                                              Robert E. La Blanc Associates,                 Technology Corporation
                                                              Inc. (telecommunications);                     (technology) (since
                                                              formerly General Partner at                    1979), Chartered
                                                              Salomon Brothers and                           Semiconductor
                                                              Vice-Chairman of Continental                   Manufacturing, Ltd.
                                                              Telecom; Trustee of Manhattan                  (Singapore) (since
                                                              College.                                       1998), Titan
                                                                                                             Corporation
                                                                                                             (electronics) (since
                                                                                                             1995), Computer
                                                                                                             Associates
                                                                                                             International, Inc.
                                                                                                             (software company)
                                                                                                             (since 2002); Director
                                                                                                             (since 1999) of First
                                                                                                             Financial Fund, Inc.
                                                                                                             and Director (since
                                                                                                             April 1999) of The High
                                                                                                             Yield Plus Fund, Inc.

Robin B. Smith (63)             Director        Since 1996    Chairman and Chief Executive         69        Director of BellSouth
                                                              Officer (since August 1996) of                 Corporation (since
                                                              Publishers Clearing House                      1992), and Kmart
                                                              (direct marketing), formerly                   Corporation (retail)
                                                              President and Chief Executive                  (since 1996).
                                                              Officer (January 1988-August
                                                              1996) of Publishers Clearing
                                                              House.

Stephen Stoneburn (59)          Director        Since 1996    President and Chief Executive        74
                                                              Officer (since June 1996) of
                                                              Quadrant Media Corp. (a
                                                              publishing company); formerly
                                                              President (June 1995-June
                                                              1996) of Argus Integrated
                                                              Media, Inc.; Senior Vice
                                                              President and Managing
                                                              Director (January 1993-1995)
                                                              of Cowles Business Media and
                                                              Senior Vice President of
                                                              Fairchild Publications, Inc
                                                              (1975-1989).

    38                                                                    39

       Prudential World Fund, Inc.     Prudential International Value Fund
                                       www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Nancy H. Teeters (72)           Director        Since 1996    Economist; formerly Vice             72
                                                              President and Chief Economist
                                                              of International Business
                                                              Machines Corporation; formerly
                                                              Director of Inland Steel
                                                              Industries (July 1984-1999),
                                                              formerly Governor of The
                                                              Federal Reserve (September
                                                              1978-June 1984).

Clay T. Whitehead (64)          Director        Since 1984    President (since 1983) of            91        Director (since 2000)
                                                              National Exchange Inc. (new                    of First Financial
                                                              business development firm).                    Fund, Inc. and Director
                                                                                                             (since 2000) of The
                                                                                                             High Yield Plus Fund,
                                                                                                             Inc.


       Interested Directors

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (56)           Director and    Since 1996    Executive Vice President and         112       Vice President and
                                Vice                          Chief Administrative Officer                   Director (since May
                                President                     (since June 1999) of PI;                       1989) of The Asia
                                                              Executive Vice President and                   Pacific Fund, Inc.
                                                              Treasurer (since January 1996)
                                                              of PI; President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities); formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996)
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-December
                                                              1996) of PMF; Vice President
                                                              and Director (since May 1992)
                                                              of Nicholas-Applegate Fund,
                                                              Inc.

    40                                                                    41

       Prudential World Fund, Inc.     Prudential International Value Fund
                                       www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     Director and    Since 1999    President, Chief Executive           115
                                President                     Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

*Judy A. Rice (54)              Director and    Since 2000    Executive Vice President             111
                                Vice                          (since 1999) of PI; formerly
                                President                     various positions to Senior
                                                              Vice President (1992-1999) of
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute;
                                                              Member of the Prudential
                                                              Securities Operating Council
                                                              and a Member of the Board of
                                                              Directors for the National
                                                              Association for Variable
                                                              Annuities.

      Information pertaining to the officers of the Fund who are not Directors is set forth below.

       Officers

                                              Term of Office
                                                and Length
                                Position         of Time          Principal Occupations
Name, Address** and Age         With Fund       Served***          During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       Since 1995    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PI and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

Jonathan D. Shain (44)          Secretary       Since 2001    Vice President and Corporate
                                                              Counsel (since August 1998) of
                                                              Prudential; formerly Attorney
                                                              with Fleet Bank, N.A. (January
                                                              1997-July 1998) and Associate
                                                              Counsel (August 1994-January
                                                              1997) of New York Life
                                                              Insurance Company.

    42                                                                    43

       Prudential World Fund, Inc.     Prudential International Value Fund
                                       www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                              Term of Office
                                                and Length
                                Position         of Time          Principal Occupations
Name, Address** and Age         With Fund       Served***          During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       Since 2002    Vice President and Chief Legal
                                Secretary                     Officer - Mutual Funds and
                                                              Unit Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December 1996
                                                              -February 2001) of PI and Vice
                                                              President and Associate
                                                              General Counsel (September
                                                              1987 - September 1996) of
                                                              Prudential Securities.

Maryanne Ryan (38)              Anti-Money      Since 2002    Vice President, Prudential
                                Laundering                    (since November 1998), First
                                Compliance                    Vice President, Prudential
                                Officer                       Securities (March 1997 - May
                                                              1998).


------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Directors and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102.
  *** There is no set term of office for Directors and officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Directors and/or officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    44                                                                    45

Prudential World Fund, Inc.     Prudential International Value Fund

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.
Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-- sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                                  www.prudential.com  (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential World Fund, Inc.     Prudential International Value Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS


Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
     Prudential Stock Index Fund
Prudential Tax-Managed Funds
     Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
     Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
     Prudential Financial Services Fund
     Prudential Health Sciences Fund
     Prudential Technology Fund
     Prudential Utility Fund


Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
     Prudential Global Growth Fund
     Prudential International Value Fund
     Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
     Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
     California Series
     California Income Series
Prudential Municipal Bond Fund
     High Income Series
     Insured Series
                                  www.prudential.com  (800) 225-1852


Prudential Municipal Series Fund
     Florida Series
     New Jersey Series
     New York Series
     Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
     Liquid Assets Fund
     National Money Market Fund
Prudential Government Securities Trust
     Money Market Series
     U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
     Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
     California Money Market Series
Prudential Municipal Series Fund
     New Jersey Money Market Series
     New York Money Market Series

Tax-Free Money Market Funds
COMMAND Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
Special Money Market Fund, Inc.*
     Money Market Series


STRATEGIC PARTNERS
MUTUAL FUNDS**

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
   Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
     Money Market Series

* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
** Not exchangeable with Prudential mutual funds.

Prudential World Fund, Inc.     Prudential International Value Fund

Class A     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02
                                                 Since
                         One Year  Five Years  Inception
With Sales Charge        -19.31%     -2.57%     -0.11%
Without Sales Charge     -15.07%     -1.57%      0.74%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential International Value Fund (Class A shares) with a similar investment in the Morgan Stanley Capital International (MSCI) EAFE(R) Index by portraying the initial account values at the commencement of operations of Class A shares (September 23, 1996) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The MSCI EAFE(R) Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE(R) Index may differ substantially from the securities in the Fund. The MSCI EAFE(R) Index is not the only index that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                                  www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02
                                                 Since
                         One Year  Five Years  Inception
With Sales Charge        -19.80%     -2.50%     -0.04%
Without Sales Charge     -15.77%     -2.33%     -0.04%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential International Value Fund (Class B shares) with a similar investment in the MSCI EAFE(R) Index by portraying the initial account values at the commencement of operations of Class B shares (September 23, 1996) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on October 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The MSCI EAFE(R) Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE(R) Index may differ substantially from the securities in the Fund. The MSCI EAFE(R) Index is not the only index that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential World Fund, Inc.     Prudential International Value Fund

Class C     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02
                                                 Since
                         One Year  Five Years  Inception
With Sales Charge        -17.34%     -2.50%     -0.18%
Without Sales Charge     -15.70%     -2.31%     -0.02%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential International Value Fund (Class C shares) with a similar investment in the MSCI EAFE(R) Index by portraying the initial account values at the commencement of operations of Class C shares (September 23, 1996) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on October 31, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The MSCI EAFE(R) Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE(R) Index may differ substantially from the securities in the Fund. The MSCI EAFE(R) Index is not the only index that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                                  www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02
                         One Year  Five Years   Since Inception
                         -14.91%     -1.34%          6.41%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential International Value Fund (Class Z shares) with a similar investment in the MSCI EAFE(R) Index by portraying the initial account values at the commencement of operations of Class Z shares (November 5, 1992) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The MSCI EAFE(R) Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE(R) Index may differ substantially from the securities in the Fund. The MSCI EAFE(R) Index is not the only index that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Bank of Ireland
   Asset Management (U.S.) Limited
75 Holly Hill Lane
Greenwich, CT 06830

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

  Fund Symbols   Nasdaq     CUSIP
     Class A     PISAX     743969503
     Class B     PISBX     743969602
     Class C     PCISX     743969701
     Class Z     PISZX     743969800

MF115E3     IFS-A076304

ANNUAL REPORT
OCTOBER 31, 2002

Prudential
Jennison International Growth Fund

FUND TYPE
Global/International stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

(LOGO) Prudential Financial

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Jennison International Growth Fund's (the Fund) investment objective is long-term growth of capital. The Fund, a series of Prudential World Fund, Inc., seeks long-term growth of capital by investing primarily in equity-related securities of foreign issuers. We invest in companies whose shares appear attractively valued both absolutely and when compared to the overall market. We look for large- and mid-cap companies that have above-average growth potential over the long term, as well as strong financial and operational characteristics. Special risks are associated with foreign investments, including political, economic, and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Ten Largest Holdings

Expressed as a percentage of
net assets as of 10/31/02
     5.2%    Porsche AG
             Automobiles
     4.0     TotalFinaElf SA
             Oil & Gas
     3.6     Banco Popular Espanol, SA
             Banks
     3.5     Nokia Oyj
             Communications Equipment
     3.3     Sanofi-Synthelabo SA
               Pharmaceuticals
     3.1     Wella AG
             Personal Products
     3.0     Johnson Electric Holdings Ltd.
             Electrical Equipment
     2.9     Tesco PLC
             Food & Drug Retailing
     2.8     UniCredito Italiano SpA
             Banks
     2.8     Bayerische Motoren Werke (BMW) AG
             Automobiles

Holdings are subject to change.

Portfolio Composition

Sectors expressed as a percentage of
net assets as of 10/31/02
     22.8%    Consumer Discretionary
     19.3     Financials
     12.1     Consumer Staples
     12.1     Industrials
     10.6     Information Technology
      8.8     Healthcare
      6.7     Telecommunication Services
      4.5     Energy
      0.8     Utilities
      2.3     Cash & Equivalents

Portfolio composition is subject to change.

Geographic Concentration

Expressed as a percentage of
net assets as of 10/31/02
     16.8%   United Kingdom
     11.1    Germany
      8.4    Hong Kong
      8.3    France
      8.0    Spain
      7.0    South Korea
      6.6    Japan
      6.0    Italy
      3.5    Finland
      3.2    Denmark
     18.8    Other
      2.3    Cash & Equivalents

Geographic concentration is subject to change.

                                  www.prudential.com  (800) 225-1852

Annual Report     October 31, 2002

Cumulative Total Returns(1)     As of 10/31/02

                                    Since
                        One Year  Inception(2)

Class A                 -14.42%    -62.60%
Class B                 -15.05     -63.30
Class C                 -15.05     -63.30
Class Z                 -14.35     -62.40
MSCI EAFE(R)
 Index(3)               -13.21     -41.66
Lipper International
 Funds Avg.(4)          -12.72     -43.88


Average Annual Total Returns(1)     As of 9/30/02

                                    Since
                        One Year  Inception(2)
Class A                 -21.74%    -34.98%
Class B                 -22.40     -34.97
Class C                 -19.94     -34.46
Class Z                 -17.34     -33.53

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. (1)Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. (2)Inception date: Class A, B, C, and Z, 3/1/2000. (3)The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. (4)The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year and since inception periods in the Lipper International Funds category. Funds in the Lipper International Funds Average invest their assets in securities with primary trading markets outside the United States. Investors cannot invest directly in an index. The returns for the MSCI EAFE(R) Index and the Lipper Average would be lower if they included the effect of sales charges, operating expenses, or taxes.

(Logo) Prudential Financial                 December 10, 2002

DEAR SHAREHOLDER,

The 12-month period ended October 31, 2002 was disappointing for stock investors. At the beginning of the period in the wake of the terrorist attacks, interest-rate reductions in the United States and Europe spurred hopes that the global economy would recover quickly. Signs of greater economic activity encouraged that optimism. Soon, however, a series of bankruptcies, indictments, earnings disappointments, conflicting economic signs, and the possibility of war with Iraq threw the stock markets into a steep and broadening decline.

The developed markets of the world, excluding the United States, as measured by the MSCI EAFE(R) Index, held up slightly better than the U.S. market, as measured by the S&P 500 Index, but all of the major markets suffered substantial losses. The Prudential Jennison International Growth Fund also declined. The Fund trailed the Lipper International Funds Average, a measure of its peers' performance. The Fund's adviser describes the investing environment in greater detail and the factors accounting for the loss in the following report.

The past two and a half years have been challenging for equity investors. We encourage you to talk with your financial professional about the impact of recent events on your investment plan. We appreciate your continued confidence in Prudential mutual funds through these trying times.

Sincerely,



David R. Odenath, Jr., President
Prudential World Fund, Inc./Prudential Jennison International Growth Fund

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund

Annual Report     October 31, 2002

INVESTMENT ADVISER'S REPORT

OVERVIEW OF THE INVESTING ENVIRONMENT
As the reporting period began, growth-stock prices were rising. Quick intervention by the Federal Reserve (the Fed) and the U.S. government in the form of monetary stimulus and promises of new spending convinced many investors that an economic recovery was imminent. The Fund reported a solidly positive return half way through its fiscal year. As the Fund's reporting period progressed, the equity markets were overwhelmed by poor earnings reports, a string of corporate financial scandals, and geopolitical uncertainty. Although most companies in the Fund's portfolio met or exceeded analysts' earnings expectations, their share prices fell in the global share-price decline, rebounding slightly in October. The Fund had gains on auto and other consumer product stocks, but these were offset by its focus on technology and commercial services, which underperformed the market.

Investment professionals often analyze share prices in two components. One is a company's earnings per share. The second factor is how fast earnings are expected to grow. If two companies are equally profitable this year, but one expects substantially higher profits next year while the other is just a consistent earner, it makes sense to pay more for the company whose earnings are growing. The premium paid for growth is called the price to earnings multiple, or P/E. Generally, companies with the potential for rapid growth have higher P/E's than slow growers. As P/E's declined this year, the higher ones declined faster. This means that investors became increasingly unwilling to pay extra for growth potential.

We believe that current pessimism about the future will not last long, and that investors will soon discriminate again between companies with strong potential and those with little or none. When they become willing to pay a reasonable growth premium, we expect our holdings to benefit.

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund

Annual Report     October 31, 2002

TECHNOLOGY STOCKS WERE ESPECIALLY VULNERABLE
When investors were optimistic about growth early in the reporting period, some technology stocks rose sharply. Similarly, the sector was particularly responsive when expectations dropped and P/E's declined. ASM International (Netherlands) is a good illustration of this. It is one of the leading manufacturers of equipment used in the processing of silicon wafers for semiconductors. In the first half of the reporting period when investors were optimistic, it was among the largest positive contributors to return. It became one of the worst detractors over the entire reporting period, despite the fact that we sold our position as it fell. We continue to follow the company, but don't expect it to become attractive again until investors are more confident about growth in the technology sector.

Other technology stocks that were significant detractors from return despite their growth potential include NCSoft (Korea), a developer of online games; Datacraft Asia (Singapore), a networking and systems integration consulting company; and Logica (United Kingdom), an information technology (IT) services company with a focus on telecommunications. We sold these during the first half of the reporting period, but not before a considerable decline.

Samsung Electronics (Korea), a diversified electronics company, was one of the few technology stocks to have a substantial positive return. Although it is one of a few leading global manufacturers of semiconductor (computer) chips, its shares were priced at a 30% to 40% discount to those of its major competitors. Samsung also was becoming the third largest global manufacturer of wireless handsets, with a large cost advantage in its manufacturing operations. It leads the market in clamshell handsets and CDMA technology (one of the alternative wireless technologies). It has a large share of the Korean market, and is making inroads in the United States. We added to our position in Samsung. We also made opportunistic additions to our position in Nokia (Finland), the world leader in wireless handsets (see Comments on Largest Holdings). Despite the decline of Nokia shares during much of the

     4

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                                  www.prudential.com  (800) 225-1852

reporting period, our holdings made a small positive contribution to return because our purchases were judiciously timed.

Our telecommunications service holdings did not fare so well, particularly Colt Telecom Group (United Kingdom), which we sold, and NTT DoCoMo, the leading wireless services company in Japan. Both detracted from return. New services, including color multimedia screens and Internet access, are being introduced in Europe. We expect revenues from wireless services to resume growth and the share price to respond.

LOWER P/E'S ALSO HURT OUR SERVICES STOCKS
Business-to-business services also hurt return. Capita Group (United Kingdom), which manages projects for government agencies, was the largest detractor. It took on larger and riskier projects as it grew, while investors became extremely cautious during this period. Although Capita has a strong balance sheet in our view, and has continued to meet profit projections, its shares are another example of stocks reacting strongly to the change in mood. The company's rapid growth had led to a relatively high P/E, and its shares fell disproportionately when investors turned against high P/E stocks. Capita's management is addressing the issues that concerned investors by selecting projects with a lower risk profile. We believe Capita will become more profitable when some competitors are eliminated by the economic slowdown and poor environment for raising capital.

Brambles Industries (Australia) dominates the market for shipping pallets, which significantly reduces the costs of freight transport. It is a profitable business that grows with the volume of world trade. Brambles' strong growth had attracted investors and its shares were selling at a high P/E. Then its expansion in Europe stumbled and we reduced our earnings estimates. Its share price was also affected by the general contraction in P/E's. Brambles is still profitable, and should benefit from a revival of the global economy. We expect that investors eventually will be willing to pay for its growth potential.

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund

Annual Report     October 31, 2002

CONSUMER SPENDING FUELED MARKET GAINS
Shares of consumer companies had the most attractive gains. New consumer markets developed in some of the faster-growing Asian economies while U.S. consumers sustained their spending. The largest single contributor to the Fund's return was Porsche (Germany--see Comments on Largest Holdings). We think Porsche's substantial gain was due to its luxury brand niche, which it is further exploiting with the coming introduction of its Cayenne sports utility vehicle (SUV).

The Fund had a significant gain on Reckett Benckiser (United Kingdom), which is among the leading global household cleaning product companies with brands such as Lysol, Woolite, Old English, and Electrasol. Wella AG (Germany), a hair care product company, was a large position of the Fund that also rose. Inditex (Spain) makes and sells low-cost but fashionable clothes under several house brands. It has an excellent business model that it is steadily bringing to new locations. The food conglomerate Diageo (United Kingdom) recently sold its Pillsbury subsidiary, and plans to sell Burger King, in order to focus on its beer and liquor brands. It is the world leader in liquor with brands such as Smirnoff and Johnnie Walker. Although these stocks were among the large contributors, consumer-oriented companies generally had gains despite the poor equity markets. We sold our Diageo position when we thought the share price had exhausted its potential, and we took some profits on other consumer stocks.

WE AVOIDED THE WORST FINANCIAL STOCKS
The financial sector makes up a large part of global developed country equities, and it performed poorly. The Fund benefited from having relatively little exposure to the sector. Although it is dominated by large firms active in the capital markets--security issuance, mergers and acquisitions, large-scale lending, asset management, and insurance companies with large investment portfolios--we particularly avoided them. The poor capital markets over the past two years hurt these stocks.

                                  www.prudential.com  (800) 225-1852

Our financial exposure was focused on consumer banks. Banco Popular Espanol (Spain--see Comments on Largest Holdings), Hana Bank (Korea), DBS Group Holdings (Singapore), and Banco Bilbao Vizcaya Argentaria (Spain) made the largest positive contributions of our bank holdings during the reporting period. Their contributions were offset by losses on our insurance positions, particularly XL Capital (United States) and other poor-performing financial stocks. For example, Orix (Japan), a large financial services company, expanded its business model from primarily leasing to making direct loans to consumers and small businesses. It is well regarded by international investors, but domestic investors left the stock because it became expensive relative to other Japanese stocks. There was no change in its business fundamentals, but its share price dropped sharply.

LOOKING AHEAD
We do not expect an acceleration of global economic growth. In our view, consumer spending is likely to moderate, and corporate spending is likely to recover gradually. Since such a soft economic recovery is not likely to spur inflation, it will be difficult for companies to increase their profitability by raising prices. Price increases will be much more visible when they are not masked by inflation. Moreover, competition will restrain price increases because the continuing high levels of unused manufacturing capacity will allow competitors to take advantage of every opportunity to gain market share. In such an environment, improved profitability will depend on increases in productivity or gains in market share. We have focused the portfolio on companies that we believe can do one or the other, or both.

Prudential Jennison International Growth Fund Management Team

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 10/31/02
5.2%    Porsche AG/Automobiles
        Porsche is a luxury automobile manufacturer that currently has two model lines--the entry-level Boxster and the classic 911. We expect its profits to rise substantially as a result of the introduction of the Cayenne SUV line and a shift in its sales mix from the low-profit Boxster to the high-end 911. We think investors will reward the earnings growth with a higher P/E multiple, increasing the impact of rising earnings on its share price.

4.0%    TotalFinaElf SA/Oil & Gas
        TotalFinaElf, France's largest oil company, is an integrated oil company that trades and transports crude oil and finished products in more than 100 countries, and operates 20,000 service stations primarily in Europe and Africa. It is achieving impressive results with productivity gains. Cost savings from the Elf merger have been achieved earlier than expected, and more are anticipated.

3.6%    Banco Popular Espanol, SA/Banks
        Banco Popular is a very profitable retail bank in Spain that is taking market share from the two larger Spanish banks. It maintained its focus on the domestic Spanish market while international issues distracted the larger banks. The Spanish market is healthier than most, and Banco Popular is experiencing double-digit loan growth. It has relatively low exposure to high-risk capital market activity. Its shares are still reasonably priced.

3.5%    Nokia Oyj/Communications Equipment
        Nokia is the world's leading manufacturer of wireless telephone handsets, with profitability above the industry average. Its quality is widely recognized, and share-price appreciation of our position has placed it among our largest holdings. We think Nokia's shares have farther to go because it is on the verge of a new product cycle with the largest set of new products in its history, including color screens and interactive software applications.

3.3%    Sanofi-Synthelabo SA/Pharmaceuticals
        Sanofi-Synthelabo is a French drug company with about 50 new drugs in its pipeline, more than half already in clinical trials. It currently is producing even better profits than analysts expected. Among the company's key products are Plavix, an inexpensive drug that improves the efficiency for heart care of aspirin's anti-clotting effect, and Ambien, the fastest-growing hypnotic product in the world.

        Holdings are subject to change.

ANNUAL REPORT
OCTOBER 31, 2002

Prudential
Jennison International Growth Fund


FINANCIAL STATEMENTS

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Portfolio of Investments as of October 31, 2002

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.7%
COMMON STOCKS  89.4%
-------------------------------------------------------------------------------------
Australia  2.0%
    409,892   Brambles Industries Ltd.                              $    1,558,373
-------------------------------------------------------------------------------------
Austria  1.5%
     19,380   Erste Bank der oesterreichischen Sparkassen AG             1,135,609
-------------------------------------------------------------------------------------
Belgium  1.4%
     47,400   Interbrew                                                  1,067,907
-------------------------------------------------------------------------------------
Bermuda  2.5%
     25,200   XL Capital Ltd. (Class 'A' Shares)                         1,918,980
-------------------------------------------------------------------------------------
Brazil  0.5%
     29,600   Petroleo Brasileiro SA (ADR)                                 391,608
-------------------------------------------------------------------------------------
Denmark  3.2%
     65,300   Group 4 Falck A/S                                          1,609,780
     29,600   H. Lundbeck A/S                                              812,532
                                                                    --------------
                                                                         2,422,312
-------------------------------------------------------------------------------------
Finland  3.5%
    157,561   Nokia Oyj                                                  2,676,003
-------------------------------------------------------------------------------------
France  8.3%
     41,100   Sanofi-Synthelabo SA                                       2,513,347
     43,600   Thomson Multimedia(a)                                        803,538
     21,968   TotalFinaElf SA                                            3,026,156
                                                                    --------------
                                                                         6,343,041
-------------------------------------------------------------------------------------
Germany  2.8%
     59,140   Bayerische Motoren Werke (BMW) AG                          2,111,350
-------------------------------------------------------------------------------------
Hong Kong  8.4%
    587,500   ASM Pacific Technology Ltd.                                1,137,470
  2,189,352   Convenience Retail Asia Ltd.(a)                              575,473
    594,006   Esprit Holdings Ltd.                                         997,740
  2,142,900   Johnson Electric Holdings Ltd.                             2,266,789

    10                                     See Notes to Financial Statements

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
  1,426,400   Li & Fung Ltd.                                        $    1,408,274
                                                                    --------------
                                                                         6,385,746
-------------------------------------------------------------------------------------
Italy  6.0%
    106,090   Banca Popolare di Verona E Novara Scrl                     1,271,257
     38,749   Tod's SpA                                                  1,180,376
    563,100   UniCredito Italiano SpA                                    2,119,058
                                                                    --------------
                                                                         4,570,691
-------------------------------------------------------------------------------------
Japan  6.6%
     17,000   Canon, Inc.                                                  627,234
        129   Fuji Television Network, Inc.                                605,480
        822   NTT DoCoMo, Inc.                                           1,516,430
     17,700   ORIX Corp.                                                 1,001,264
      8,000   Takeda Chemical Industries Ltd.                              332,392
     27,200   Tokyo Broadcasting System, Inc.                              373,010
    210,400   Tokyo Gas Co., Ltd.                                          614,853
                                                                    --------------
                                                                         5,070,663
-------------------------------------------------------------------------------------
Mexico  2.1%
  2,032,800   Grupo Financiero BBVA Bancomer SA de CV,
               (Class 'B' Shares)(a)                                     1,602,093
-------------------------------------------------------------------------------------
Netherlands  2.2%
    129,900   ASM International NV(a)                                    1,649,730
-------------------------------------------------------------------------------------
Norway  2.7%
     37,600   Gjensidige NOR Sparebank ASA(a)                            1,167,979
     85,300   Tanderg ASA(a)                                               923,380
                                                                    --------------
                                                                         2,091,359
-------------------------------------------------------------------------------------
South Korea  7.0%
     32,240   Hite Brewery Co., Ltd.                                     1,402,359
     48,920   Hyundai Mobis                                              1,098,075
     14,600   Kookmin Bank                                                 486,483
     39,200   Kookmin Bank (ADR)                                         1,268,120
      3,900   Samsung Electronics Co., Ltd.                              1,104,262
                                                                    --------------
                                                                         5,359,299

    See Notes to Financial Statements                                     11

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Spain  8.0%
     65,125   Banco Popular Espanol, SA                             $    2,788,734
     70,700   Industria de Diseno Textil, SA                             1,589,348
    180,900   Telefonica, SA                                             1,716,239
                                                                    --------------
                                                                         6,094,321
-------------------------------------------------------------------------------------
Sweden  2.3%
    127,300   Securitas AB (Class 'B' Shares)                            1,771,510
-------------------------------------------------------------------------------------
Switzerland  1.6%
     21,900   Nobel Biocare Holding AG(a)                                1,217,994
-------------------------------------------------------------------------------------
United Kingdom  16.8%
    566,839   Capita Group PLC                                           1,986,475
    150,166   Pearson PLC                                                1,602,254
     88,296   Reckitt Benckiser PLC                                      1,602,413
    192,900   Reed Elsevier PLC                                          1,703,616
    228,300   Shire Pharmaceuticals Group PLC(a)                         1,839,453
    724,448   Tesco PLC                                                  2,246,963
  1,164,400   Vodafone Group PLC                                         1,871,800
                                                                    --------------
                                                                        12,852,974
                                                                    --------------
              Total common stocks (cost $77,880,428)                    68,291,563
                                                                    --------------
PREFERRED STOCKS  8.3%
-------------------------------------------------------------------------------------
Germany
      8,281   Porsche AG                                                 3,973,290
     45,064   Wella AG                                                   2,374,188
                                                                    --------------
              Total preferred stocks (cost $5,109,169)                   6,347,478
                                                                    --------------
              Total long-term investments (cost $82,989,597)            74,639,041
                                                                    --------------

    12                                     See Notes to Financial Statements

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT  2.4%
-------------------------------------------------------------------------------------
Mutual Fund
  1,836,472   Prudential Core Investment Fund - Taxable Money
               Market Series (Note 3)
               (cost $1,836,472)                                    $    1,836,472
                                                                    --------------
              Total Investments  100.1%
               (cost $84,826,069; Note 5)                               76,475,513
              Liabilities in excess of other assets  ( 0.1%)               (47,997)
                                                                    --------------
              Net Assets  100%                                      $   76,427,516
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.
AB--Aktiebolag (Swedish Stock Company).
ADR--American Depository Receipt.
A/S--Aktieselskap (Danish Stock Company).
AG--Aktiegesellschaft (German Company).
NV--Naamloze Vennootachap (Dutch Corporation).
Oyj--Jalkinen Osakeyhtio (Finnish Company).
PLC--Public Limited Company (British Company).
SA--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).
SpA--Societa per Azione (Italian Corporation).

    See Notes to Financial Statements                                     13

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

The industry classification of portfolio holdings shown as a percentage of net assets as of October 31, 2002 was as follows:

Banks                                                                     14.0%
Commercial Services & Supplies                                             9.1
Automobiles                                                                8.0
Pharmaceuticals                                                            7.2
Media                                                                      5.6
Semiconductor Equipment & Products                                         5.1
Oil & Gas                                                                  4.5
Wireless Telecommunication Services                                        4.4
Food & Drug Retailing                                                      3.7
Communications Equipment                                                   3.5
Specialty Retail                                                           3.4
Beverages                                                                  3.2
Personal Products                                                          3.1
Electrical Equipment                                                       3.0
Diversified Financials                                                     2.8
Insurance                                                                  2.5
Diversified Telecommunication Services                                     2.3
Household Products                                                         2.1
Distributors                                                               1.8
Health Care Equipment & Supplies                                           1.6
Textiles & Apparel                                                         1.5
Auto Components                                                            1.4
Electronic Equipment & Instruments                                         1.2
Household Durables                                                         1.1
Office Electronics                                                         0.8
Gas Utilities                                                              0.8
Cash & Equivalents                                                         2.4
                                                                         -----
                                                                         100.1
Other liabilities in excess of assets                                     (0.1)
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    14                                     See Notes to Financial Statements

                       This page intentionally left blank

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Statement of Assets and Liabilities

                                                                  October 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $84,826,069)                           $   76,475,513
Cash                                                                          427
Receivable for investments sold                                         4,269,447
Receivable for Series shares sold                                         443,507
Interest and dividends receivable                                          61,013
Tax reclaim receivable                                                     66,047
Other assets                                                                  972
                                                                  ----------------
      Total assets                                                     81,316,926
                                                                  ----------------
LIABILITIES
Payable for investments purchased                                       3,810,513
Payable for Series shares reacquired                                      634,895
Accrued expenses                                                          339,935
Management fee payable                                                     52,735
Distribution fee payable                                                   45,323
Withholding taxes payable                                                   6,009
                                                                  ----------------
      Total liabilities                                                 4,889,410
                                                                  ----------------
NET ASSETS                                                         $   76,427,516
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                            $      207,044
   Paid-in capital in excess of par                                   272,114,519
                                                                  ----------------
                                                                      272,321,563
   Accumulated net realized loss on investments                      (187,545,744)
   Net unrealized depreciation on investments and foreign
      currencies                                                       (8,348,303)
                                                                  ----------------
Net assets, October 31, 2002                                       $   76,427,516
                                                                  ----------------
                                                                  ----------------

    16                                     See Notes to Financial Statements

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($19,414,159
      / 5,190,765 shares of common stock issued and
      outstanding)                                                          $3.74
   Maximum sales charge (5% of offering price)                                .20
                                                                  ----------------
   Maximum offering price to public                                         $3.94
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($37,058,870 / 10,111,819 shares of common stock
      issued and outstanding)                                               $3.66
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share ($13,905,626
      / 3,794,381 shares of common stock issued and
      outstanding)                                                          $3.66
   Sales charge (1% of offering price)                                        .04
                                                                  ----------------
   Offering price to public                                                 $3.70
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($6,048,861 / 1,607,452 shares of common stock
      issued and outstanding)                                               $3.76
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     17

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  October 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $118,211)         $  1,347,567
   Interest                                                                6,352
                                                                  ----------------
      Total income                                                     1,353,919
                                                                  ----------------
Expenses
   Management fee                                                        865,984
   Distribution fee--Class A                                              63,399
   Distribution fee--Class B                                             490,859
   Distribution fee--Class C                                             197,702
   Transfer agent's fees and expenses                                    407,000
   Custodian's fees and expenses                                         150,000
   Reports to shareholders                                               148,000
   Audit fee                                                              39,000
   Legal fees                                                             24,000
   Registration fees                                                      15,000
   Directors' fees                                                         7,800
   Miscellaneous                                                           8,000
                                                                  ----------------
      Total expenses                                                   2,416,744
                                                                  ----------------
Net investment loss                                                   (1,062,825)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                           (48,012,653)
   Foreign currency transactions                                        (149,156)
                                                                  ----------------
                                                                     (48,161,809)
                                                                  ----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                        36,021,864
   Foreign currencies                                                     (8,233)
                                                                  ----------------
                                                                      36,013,631
                                                                  ----------------
Net loss on investments and foreign currencies                       (12,148,178)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(13,211,003)
                                                                  ----------------
                                                                  ----------------

    18                                     See Notes to Financial Statements

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Statement of Changes in Net Assets

                                                       Year Ended October 31,
                                                  ---------------------------------
                                                        2002              2001
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                              $ (1,062,825)     $  (2,558,491)
   Net realized loss on investment and foreign
      currency transactions                          (48,161,809)      (121,744,654)
   Net change in unrealized
      appreciation/depreciation on investments
      and foreign currencies                          36,013,631         12,712,335
                                                  ----------------    -------------
   Net decrease in net assets resulting from
      operations                                     (13,211,003)      (111,590,810)
                                                  ----------------    -------------
Series share transactions (net of conversions)
   (Note 6)
   Net proceeds from shares sold                      65,511,488        126,243,090
   Cost of shares reacquired                         (89,611,659)      (192,251,847)
                                                  ----------------    -------------
   Net decrease in net assets from Series share
      transactions                                   (24,100,171)       (66,008,757)
                                                  ----------------    -------------
Total decrease                                       (37,311,174)      (177,599,567)
NET ASSETS
Beginning of year                                    113,738,690        291,338,257
                                                  ----------------    -------------
End of year                                         $ 76,427,516      $ 113,738,690
                                                  ----------------    -------------
                                                  ----------------    -------------

    See Notes to Financial Statements                                     19

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Notes to Financial Statements

      Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Prudential Jennison International Growth Fund (the 'Series'), Prudential International Value Fund and Prudential Global Growth Fund. The financial statements of the other Series are not presented herein. The Series commenced investment operations in March 2000. The investment objective of the Series is to achieve long-term growth of capital. The Series seeks to achieve its objective primarily through investment in equity-related securities of foreign issuers.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities traded on a securities exchange
(whether domestic or foreign) or NASDAQ National Market System securities are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the manager, in consultation with Jennison Associates LLC ('Jennison' or 'Subadviser') to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgment of the manager and Subadviser, able to produce prices which are representative of market value. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee and Board of Directors in consultation with the manager or Subadviser.

      Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Notes to Financial Statements Cont'd.

exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Series are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the year, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Notes to Financial Statements Cont'd.

calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to its shareholders. For this reason, no federal income tax provision is required.

      Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has a subadvisory agreement with Jennison. PI pays for the services of Jennison, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PI is computed daily and payable monthly, at an annual rate of .85 of 1% of the average daily net assets of the Series up to and including $300 million, .75 of 1% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70 of 1% of the Series' average daily net assets over $1.5 billion.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to a plan of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Notes to Financial Statements Cont'd.

PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended October 31, 2002.

      PIMS has advised the Series that they received approximately $32,100 and $9,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended October 31, 2002. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended October 31, 2002 it received approximately $268,300 and $6,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended October 31, 2002, the amounts of the commitment were as follows: $930 million from November 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Series did not borrow any amounts pursuant to the SCA during the year ended October 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent and during the year ended October 31, 2002 the Series incurred fees of approximately $320,500 for the services of PMFS. As of October 31, 2002 approximately $24,200 of such fees were due to PMFS.

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Notes to Financial Statements Cont'd.

      The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $56,900 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $55,300 for the year ended October 31, 2002. As of October 31, 2002, approximately $4,000 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

      The Series invests in the Taxable Money Market Series, a portfolio of the Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Taxable Money Market Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. For the year ended October 31, 2002, the Series earned income from the Taxable Money Market Series of approximately $36,600 by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2002 aggregated $105,564,742 and $125,482,602, respectively.

Note 5. Tax Information
In order to present paid-in capital in excess of par and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment loss and accumulated net realized gains (loss) on investments. For the year ended October 31, 2002, the adjustments were to decrease paid-in capital in excess of par by $1,240,496, decrease accumulated net realized loss on investments by $149,156 and decrease undistributed net investment loss by $1,091,340 for differences in the treatment for book and tax purposes of certain transactions involving non-deductible net operating losses, foreign currencies and other tax adjustments.

      As of October 31, 2002, the Series had no distributable earnings on a tax basis.

      For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2002 of approximately $182,479,000 of which $13,222,000 expires in 2008, $120,080,000 expires in 2009 and $49,177,000 expires in

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Notes to Financial Statements Cont'd.

2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

      The United States federal income tax basis of the Series' investments and the net unrealized depreciation as of October 31, 2002 were as follows:

                                                             Other            Total Net
                                                           Cost Basis         Unrealized
   Tax Basis        Appreciation       Depreciation       Adjustments        Depreciation
---------------   ----------------   ----------------   ----------------   ----------------
  $89,892,689        $3,813,134        $17,230,310           $2,253          $13,414,923

      The difference between book and tax basis is primarily attributable to deferred losses on wash sales.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    ------------
Year ended October 31, 2002:
Shares sold                                                   5,760,989    $ 23,875,076
Shares reacquired                                            (7,260,271)    (30,715,355)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,499,282)     (6,840,279)
Shares issued upon conversion from Class B                       92,759         396,172
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (1,406,523)   $ (6,444,107)
                                                            -----------    ------------
                                                            -----------    ------------
Year ended October 31, 2001:
Shares sold                                                   9,949,221    $ 55,839,084
Shares reacquired                                           (13,074,286)    (76,447,782)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (3,125,065)    (20,608,698)
Shares issued upon conversion from Class B                      192,324       1,229,888
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (2,932,741)   $(19,378,810)
                                                            -----------    ------------
                                                            -----------    ------------

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Notes to Financial Statements Cont'd.

Class B
----------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                   1,569,069    $  6,533,010
Shares reacquired                                            (4,057,237)    (17,047,487)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (2,488,168)    (10,514,477)
Shares reacquired upon conversion into Class A                  (94,269)       (396,172)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (2,582,437)   $(10,910,649)
                                                            -----------    ------------
                                                            -----------    ------------
Year ended October 31, 2001:
Shares sold                                                   2,515,668    $ 15,696,768
Shares reacquired                                            (6,394,492)    (39,208,173)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (3,878,824)    (23,511,405)
Shares reacquired upon conversion into Class A                 (193,899)     (1,229,888)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (4,072,723)   $(24,741,293)
                                                            -----------    ------------
                                                            -----------    ------------
Class C
----------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                   3,700,300    $ 15,321,706
Shares reacquired                                            (5,465,127)    (23,137,185)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (1,764,827)   $ (7,815,479)
                                                            -----------    ------------
                                                            -----------    ------------
Year ended October 31, 2001:
Shares sold                                                   1,900,307    $ 11,370,515
Shares reacquired                                            (4,521,171)    (27,454,227)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (2,620,864)   $(16,083,712)
                                                            -----------    ------------
                                                            -----------    ------------
Class Z
----------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                   4,547,627    $ 19,781,696
Shares reacquired                                            (4,323,334)    (18,711,632)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                   224,293    $  1,070,064
                                                            -----------    ------------
                                                            -----------    ------------
Year ended October 31, 2001:
Shares sold                                                   7,732,646    $ 43,336,723
Shares reacquired                                            (8,838,640)    (49,141,665)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (1,105,994)   $ (5,804,942)
                                                            -----------    ------------
                                                            -----------    ------------


Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Financial Highlights October 31, 2002

                                                                 Class A
                                       -----------------------------------------------------------
                                               Year Ended October 31,             March 1, 2000(a)
                                       --------------------------------------         Through
                                             2002                 2001            October 31, 2000
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period       $   4.37              $  7.91              $  10.00
                                           --------             --------              --------
Loss from investment operations:
Net investment loss                            (.02)                (.06)                  (--)(d)
Net realized and unrealized loss on
   investment and foreign currency
   transactions                                (.61)               (3.48)                (2.09)
                                           --------             --------              --------
      Total from investment
      operations                               (.63)               (3.54)                (2.09)
                                           --------             --------              --------
Net asset value, end of period             $   3.74              $  4.37              $   7.91
                                           --------             --------              --------
                                           --------             --------              --------
TOTAL RETURN(b)                              (14.42)%             (44.68)%              (21.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)            $ 19,414              $28,860              $ 75,354
Average net assets (000)                   $ 25,360              $47,713              $ 85,757
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees(e)              1.88%                1.73%                 1.56%(c)
   Expenses, excluding distribution
      and service (12b-1) fees                 1.63%                1.48%                 1.31%(c)
   Net investment loss                         (.56)%               (.86)%                 (--)(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate(f)                   108%                  63%                   61%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.
(f) Portfolio turnover for periods less than one full year are not annualized.

    See Notes to Financial Statements                                     27

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Financial Highlights October 31, 2002 Cont'd.

                                                                Class B
                                       ----------------------------------------------------------
                                              Year Ended October 31,             March 1, 2000(a)
                                       -------------------------------------         Through
                                             2002                 2001           October 31, 2000
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period       $   4.32             $   7.87             $  10.00
                                           --------             --------         ----------------
Loss from investment operations:
Net investment loss                            (.07)                (.11)                (.05)
Net realized and unrealized loss on
   investment and foreign currency
   transactions                                (.59)               (3.44)               (2.08)
                                           --------             --------         ----------------
      Total from investment
      operations                               (.66)               (3.55)               (2.13)
                                           --------             --------         ----------------
Net asset value, end of period             $   3.66             $   4.32             $   7.87
                                           --------             --------         ----------------
                                           --------             --------         ----------------
TOTAL RETURN(b)                              (15.05)%             (45.04)%             (21.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)            $ 37,059             $ 54,810             $131,919
Average net assets (000)                   $ 49,086             $ 87,731             $147,626
Ratios to average net assets:
   Expenses, including distribution
   and service (12b-1) fees                    2.63%                2.48%                2.31%(c)
   Expenses, excluding distribution
   and service (12b-1) fees                    1.63%                1.48%                1.31%(c)
   Net investment loss                        (1.30)%              (1.60)%               (.78)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.

    28                                     See Notes to Financial Statements

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Financial Highlights October 31, 2002 Cont'd.

                                                                 Class C
                                       -----------------------------------------------------------
                                               Year Ended October 31,             March 1, 2000(a)
                                       --------------------------------------         Through
                                             2002                 2001            October 31, 2000
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period       $   4.32              $  7.87              $  10.00
                                           --------             --------              --------
Loss from investment operations:
Net investment loss                            (.08)                (.12)                 (.05)
Net realized and unrealized loss on
   investment and foreign currency
   transactions                                (.58)               (3.43)                (2.08)
                                           --------             --------              --------
      Total from investment
      operations                               (.66)               (3.55)                (2.13)
                                           --------             --------              --------
Net asset value, end of period             $   3.66              $  4.32              $   7.87
                                           --------             --------              --------
                                           --------             --------              --------
TOTAL RETURN(b)                              (15.05)%             (45.04)%              (21.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)            $ 13,906              $24,004              $ 64,362
Average net assets (000)                   $ 19,770              $41,057              $ 79,138
Ratios to average net assets:
   Expenses, including distribution
   and service (12b-1) fees                    2.63%                2.48%                 2.31%(c)
   Expenses, excluding distribution
   and service (12b-1) fees                    1.63%                1.48%                 1.31%(c)
   Net investment loss                        (1.33)%              (1.61)%                (.74)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
    See Notes to Financial Statements                                     29

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Financial Highlights October 31, 2002 Cont'd.

                                                                 Class Z
                                       -----------------------------------------------------------
                                               Year Ended October 31,             March 1, 2000(a)
                                       --------------------------------------         Through
                                             2002                 2001            October 31, 2000
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period        $ 4.39               $  7.92              $  10.00
                                           -------              --------              --------
Income (loss) from investment
 operations:
Net investment income (loss)                  (.02)                 (.06)                  .01
Net realized and unrealized loss on
   investment and foreign currency
   transactions                               (.61)                (3.47)                (2.09)
                                           -------              --------              --------
   Total from investment operations           (.63)                (3.53)                (2.08)
                                           -------              --------              --------
Net asset value, end of period              $ 3.76               $  4.39              $   7.92
                                           -------              --------              --------
                                           -------              --------              --------
TOTAL RETURN(b)                             (14.35)%              (44.50)%              (20.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)             $6,049               $ 6,065              $ 19,703
Average net assets (000)                    $7,665               $13,805              $ 22,320
Ratios to average net assets:
   Expenses, including distribution
   and service (12b-1) fees                   1.63%                 1.48%                 1.31%(c)
   Expenses, excluding distribution
   and service (12b-1) fees                   1.63%                 1.48%                 1.31%(c)
   Net investment income (loss)               (.22)%                (.59)%                 .23%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.

    30                                     See Notes to Financial Statements

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential World Fund, Inc.--Prudential Jennison International Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc.--Prudential Jennison International Growth Fund (the 'Fund', one of the portfolios constituting Prudential World Fund, Inc.) at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 19, 2002

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
                                  www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund, as defined in the Investment Company Act of 1940, are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by PI.

       Independent Directors

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Delayne Dedrick Gold (64)       Director        Since 1984    Marketing Consultant.                89

Robert E. La Blanc (68)         Director        Since 1984    President (since 1981) of            74        Director of Storage
                                                              Robert E. La Blanc Associates,                 Technology Corporation
                                                              Inc. (telecommunications);                     (technology) (since
                                                              formerly General Partner at                    1979), Chartered
                                                              Salomon Brothers and                           Semiconductor
                                                              Vice-Chairman of Continental                   Manufacturing, Ltd.
                                                              Telecom; Trustee of Manhattan                  (Singapore) (since
                                                              College.                                       1998), Titan
                                                                                                             Corporation
                                                                                                             (electronics) (since
                                                                                                             1995), Computer
                                                                                                             Associates
                                                                                                             International, Inc.
                                                                                                             (software company)
                                                                                                             (since 2002); Director
                                                                                                             (since 1999) of First
                                                                                                             Financial Fund, Inc.
                                                                                                             and Director (since
                                                                                                             April 1999) of The High
                                                                                                             Yield Plus Fund, Inc.

Robin B. Smith (63)             Director        Since 1996    Chairman and Chief Executive         69        Director of BellSouth
                                                              Officer (since August 1996) of                 Corporation (since
                                                              Publishers Clearing House                      1992), and Kmart
                                                              (direct marketing), formerly                   Corporation (retail)
                                                              President and Chief Executive                  (since 1996).
                                                              Officer (January 1988-August
                                                              1996) of Publishers Clearing
                                                              House.

    32                                                                    33

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
                                  www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Stephen Stoneburn (59)          Director        Since 1996    President and Chief Executive        74
                                                              Officer (since June 1996) of
                                                              Quadrant Media Corp. (a
                                                              publishing company); formerly
                                                              President (June 1995-June
                                                              1996) of Argus Integrated
                                                              Media, Inc.; Senior Vice
                                                              President and Managing
                                                              Director (January 1993-1995)
                                                              of Cowles Business Media and
                                                              Senior Vice President of
                                                              Fairchild Publications, Inc
                                                              (1975-1989).

Nancy H. Teeters (72)           Director        Since 1996    Economist; formerly Vice             72
                                                              President and Chief Economist
                                                              of International Business
                                                              Machines Corporation; formerly
                                                              Director of Inland Steel
                                                              Industries (July 1984-1999),
                                                              formerly Governor of The
                                                              Federal Reserve (September
                                                              1978-June 1984).

Clay T. Whitehead (64)          Director        Since 1984    President (since 1983) of            91        Director (since 2000)
                                                              National Exchange Inc. (new                    of First Financial
                                                              business development firm).                    Fund, Inc. and Director
                                                                                                             (since 2000) of The
                                                                                                             High Yield Plus Fund,
                                                                                                             Inc.

    34                                                                    35

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
                                  www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

       Interested Directors

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (56)           Director and    Since 1996    Executive Vice President and         112       Vice President and
                                Vice                          Chief Administrative Officer                   Director (since May
                                President                     (since June 1999) of PI;                       1989) of The Asia
                                                              Executive Vice President and                   Pacific Fund, Inc.
                                                              Treasurer (since January 1996)
                                                              of PI; President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities); formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996)
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-December
                                                              1996) of PMF; Vice President
                                                              and Director (since May 1992)
                                                              of Nicholas-Applegate Fund,
                                                              Inc.

*David R. Odenath, Jr. (45)     Director and    Since 1999    President, Chief Executive           115
                                President                     Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

    36                                                                    37

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
                                  www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*Judy A. Rice (54)              Director and    Since 2000    Executive Vice President             111
                                Vice                          (since 1999) of PI; formerly
                                President                     various positions to Senior
                                                              Vice President (1992-1999) of
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute;
                                                              Member of the Prudential
                                                              Securities Operating Council
                                                              and a Member of the Board of
                                                              Directors for the National
                                                              Association for Variable
                                                              Annuities.

      Information pertaining to the officers of the Fund who are not Directors is set forth below.

       Officers

                                              Term of Office
                                                and Length
                                Position         of Time          Principal Occupations
Name, Address** and Age         With Fund       Served***          During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       Since 1995    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PI and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

Jonathan D. Shain (44)          Secretary       Since 2001    Vice President and Corporate
                                                              Counsel (since August 1998) of
                                                              Prudential; formerly Attorney
                                                              with Fleet Bank, N.A. (January
                                                              1997-July 1998) and Associate
                                                              Counsel (August 1994-January
                                                              1997) of New York Life
                                                              Insurance Company.

    38                                                                    39

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
                                  www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                              Term of Office
                                                and Length
                                Position         of Time          Principal Occupations
Name, Address** and Age         With Fund       Served***          During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       Since 2002    Vice President and Chief Legal
                                Secretary                     Officer - Mutual Funds and
                                                              Unit Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December 1996
                                                              -February 2001) of PI and Vice
                                                              President and Associate
                                                              General Counsel (September
                                                              1987 - September 1996) of
                                                              Prudential Securities.

Maryanne Ryan (38)              Anti-Money      Since 2002    Vice President, Prudential
                                Laundering                    (since November 1998), First
                                Compliance                    Vice President, Prudential
                                Officer                       Securities (March 1997 - May
                                                              1998).

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Directors and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102.
  *** There is no set term of office for Directors and officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    40                                                                    41

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund

Class A     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02
                                      Since
                         One Year   Inception
With Sales Charge        -18.70%     -32.13%
Without Sales Charge     -14.42%     -30.82%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Jennison International Growth Fund
(Class A shares) with a similar investment in the Morgan Stanley Capital International (MSCI) EAFE(R) Index by portraying the initial account values at the commencement of operations of Class A shares (March 1, 2000) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The MSCI EAFE(R) Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE(R) Index may differ substantially from the securities in the Fund. The MSCI EAFE(R) Index is not the only index that may be used to characterize performance of global/international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                                  www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02
                                      Since
                         One Year   Inception
With Sales Charge        -19.29%     -32.09%
Without Sales Charge     -15.05%     -31.31%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Jennison International Growth Fund
(Class B shares) with a similar investment in the MSCI EAFE(R) Index by portraying the initial account values at the commencement of operations of Class B shares (March 1, 2000) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on October 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The MSCI EAFE(R) Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE(R) Index may differ substantially from the securities in the Fund. The MSCI EAFE(R) Index is not the only index that may be used to characterize performance of global/international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund

(LINE GRAPH)

Class C     Growth of a $10,000 Investment

Average Annual Total Returns as of 10/31/02
                                      Since
                         One Year   Inception
With Sales Charge        -16.74%     -31.56%
Without Sales Charge     -15.05%     -31.31%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Jennison International Growth Fund (Class C shares) with a similar investment in the MSCI EAFE(R) Index by portraying the initial account values at the commencement of operations of Class C shares (March 1, 2000) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on October 31, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The MSCI EAFE(R) Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE(R) Index may differ substantially from the securities in the Fund. The MSCI EAFE(R) Index is not the only index that may be used to characterize performance of global/international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                                  www.prudential.com  (800) 225-1852

(LINE GRAPH)

Class Z     Growth of a $10,000 Investment

Average Annual Total Returns as of 10/31/02
                         One Year     Since Inception
                         -14.35%        -30.68%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Jennison International Growth Fund (Class Z shares) with a similar investment in the MSCI EAFE(R) Index by portraying the initial account values at the commencement of operations of Class Z shares (March 1, 2000) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and
(b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The MSCI EAFE(R) Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE(R) Index may differ substantially from the securities in the Fund. The MSCI EAFE(R) Index is not the only index that may be used to characterize performance of global/international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

  Fund Symbols   Nasdaq     CUSIP
     Class A     PJRAX     743969859
     Class B     PJRBX     743969867
     Class C     PJRCX     743969875
     Class Z      N/A      743969883

MF190E     IFS-A076305